Field Name	Description	Submission Requirement	Data Format	Conditional Validation	Additional Validation	Rule Title	Rule Language	Submitted Field	XML Tag	Publically Dissiminated	Cleared Novation Message	Dispute Message	Rejection Message	UIC Message	Verification Message	Product Key
Action Type	The action type of the trade message	Required	Standard Data Value	N/A	Value must be 'N' first time a 'USI' is submitted. Value can not be 'N' if USI has already been submitted.	907(a)(1) - policies and procedures of registered SBSDR - specific data elements of a SBS that must be reported as required by the SBSDR P&P	(a) General policies and procedures. With respect to the receipt, reporting, and dissemination of data pursuant to §§242.900 through 242.909, a registered security-based swap data repository shall establish and maintain written policies and procedures: (1) That enumerate the specific data elements of a security-based swap that must be reported, which shall include, at a minimum, the data elements specified in §242.901(c) and (d)	Y	<actionType>	Y	Required	Required	Required	Required	Required	N
Allocation Status	An indication of whether this is a pre-allocation or post-allocation swap	Required	Standard Data Value	N/A	N/A	901(e)(2) - reporting of lifecycle events - all reports of lifecycle events and adjustments due to lifecycle events AND 902(c )(7)- Non-disseminated information - allocations	(e) Reporting of life cycle events; (2) All reports of life cycle events and adjustments due to life cycle events shall, within the timeframe specified in paragraph (j) of this section, be reported to the entity to which the original security-based swap transaction will be reported or has been reported and shall include the transaction ID of the original transaction.
AND
							(c) Non-disseminated information. A registered security-based swap data repository shall not disseminate: (7) Any information regarding the allocation of a security-based swap	Y	<allocationStatus>	Not displayed, used for dissimination logic	NA	NA	NA	NA	NA	N
Asset Class	TV product related field. Will always be credit	Required or Derived (Product Field)	Standard Data Value	N/A	N/A	901(c)(1)(i) - primary trade info. - asset class	(c) Primary trade information. The reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (1) The product ID, if available. If the security-based swap has no product ID, or if the product ID does not include the following information, the reporting side shall report: (i) Information that identifies the security-based swap, including the asset class of the security-based swap and the specific underlying reference asset(s), reference issuer(s), or reference index.	Y (or can be derived)	<assetClass>	Y	NA	NA	NA	NA	NA	Y
Alpha SBSDR ID	The LEI of the SBSDR that the alpha swap was reported to.	Conditionally Required	Free form text	Conditionally required on cleared messages	Must be valid LEI of an SBSDR	901(a)(2)(ii)(E)(6) - assigning reporting duties -	(a) Assigning reporting duties. A security-based swap, including a security-based swap that results from the allocation, termination, novation, or assignment of another security-based swap, shall be reported as follows: (3) Notification to registered clearing agency. A person who, under § 242.901(a)(1) or § 242.901(a)(2)(ii), has a duty to report a security-based swap that has been submitted to clearing at a registered clearing agency shall promptly provide that registered clearing agency with the transaction ID of the submitted security-based swap and the identity of the registered security-based swap data repository to which the transaction will be reported or has been reported.	Y	<alphaSBSDRID>	N	Required	NA	NA	NA	NA	N
Alpha Transaction ID	USI of the alpha trade	Conditionally Required	Free form text	Conditionally required on cleared novation termination messages	If populated must be valid Transaction ID Format	901(a)(2)(ii)(E)(6) - assigning reporting duties -	(a) Assigning reporting duties. A security-based swap, including a security-based swap that results from the allocation, termination, novation, or assignment of another security-based swap, shall be reported as follows: (3) Notification to registered clearing agency. A person who, under § 242.901(a)(1) or § 242.901(a)(2)(ii), has a duty to report a security-based swap that has been submitted to clearing at a registered clearing agency shall promptly provide that registered clearing agency with the transaction ID of the submitted security-based swap and the identity of the registered security-based swap data repository to which the transaction will be reported or has been reported.	Y	<alphaTransactionID>	N	Required	NA	NA	NA	NA	N
Bespoke Swap Flag	A flag indicating the swap is a bespoke product.	Required	Boolean	N/A	N/A	901(c)(1)(v) - primary trade info. - customized SBS data elements to calculate the price, a flag to that effect	(c) Primary trade information. The reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (1) The product ID, if available. If the security-based swap has no product ID, or if the product ID does not include the following information, the reporting side shall report: (v) If the security-based swap is customized to the extent that the information provided in paragraphs (c)(1)(i) through (iv) of this section does not provide all of the material information necessary to identify such customized security-based swap or does not contain the data elements necessary to calculate the price, a flag to that effect;	Y	<bespokeSwap>	Y	NA	NA	NA	NA	NA	N
Classification	References the high-level type of product.	Required or Derived (Product Field)	Standard Data Value	N/A	N/A	901(c)(1) - primary trade info. - product ID and other information	(c) Primary trade information. The reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (1) The product ID, if available. If the security-based swap has no product ID, or if the product ID does not include the following information, the reporting side shall report: (i) Information that identifies the security-based swap, including the asset class of the security-based swap and the specific underlying reference asset(s), reference issuer(s), or reference index; (v) If the security-based swap is customized to the extent that the information provided in paragraphs (c)(1)(i) through (iv) of this section does not provide all of the material information necessary to identify such customized security-based swap or does not contain the data elements necessary to calculate the price, a flag to that effect;	Y (or can be derived)	<classification>	Y	NA	NA	NA	NA	NA	Y
Cleared	An indication of the clearing status of the trade	Required	Boolean	N/A	N/A	901(e)(ii) - reporting of lifecycle events - acceptance for clearing	(e) Reporting of life cycle events; (1); (ii) Acceptance for clearing. A registered clearing agency shall report whether or not it has accepted a security-based swap for clearing.	Y	<cleared>	Y	NA	NA	NA	NA	NA	N
Cleared Transaction ID 1	Transaction IDs for the beta swap to which the alpha trade was cleared to.	Conditionally Required	Free form text	Conditionally required on cleared messages	If populated must be valid Transaction ID Format	901(g) - assigning transaction ID	(g) Assigning transaction ID. A registered security-based swap data repository shall assign a transaction ID to each security-based swap, or establish or endorse a methodology for transaction IDs to be assigned by third parties.	Y	<clearedTransactionID1>	N	Required	NA	NA	NA	NA	N
Cleared Transaction ID 1 Count	The number of Transaction IDs for the beta swap to which the alpha trade was cleared to.	Derived	Number	NA	NA	901(g) - assigning transaction ID	(g) Assigning transaction ID. A registered security-based swap data repository shall assign a transaction ID to each security-based swap, or establish or endorse a methodology for transaction IDs to be assigned by third parties.	Y	<clearedTransactionID1Count>	N	NA	NA	NA	NA	NA	N
Cleared Transaction ID 2	Transaction IDs of the resulting gamma swap(s) for which the alpha trade was cleared to.	Optional	Free form text	N/A	If populated must be valid USI Format	901(g) - assigning transaction ID	(g) Assigning transaction ID. A registered security-based swap data repository shall assign a transaction ID to each security-based swap, or establish or endorse a methodology for transaction IDs to be assigned by third parties.	Y	<clearedTransactionID2>	N	Required	NA	NA	NA	NA	N
Cleared Transaction ID 2 Count	The number of Transaction IDs for the gamma swap to which the alpha trade was cleared to.	Derived	Number	NA	NA	901(g) - assigning transaction ID	(g) Assigning transaction ID. A registered security-based swap data repository shall assign a transaction ID to each security-based swap, or establish or endorse a methodology for transaction IDs to be assigned by third parties.	Y	<clearedTransactionID2Count>	N	NA	NA	NA	NA	NA	N
Clearing Acceptance Timestamp	Indicates the time the trade was accepted for clearing	Conditionally Required	Standard Data Value	Required if Cleared = Y	N/A	901(e)(ii) - reporting of lifecycle events - acceptance for clearing	(e) Reporting of life cycle events; (1); (ii) Acceptance for clearing. A registered clearing agency shall report whether or not it has accepted a security-based swap for clearing.	Y	<clearingAcceptanceTimestamp>	N	NA	NA	NA	NA	NA	N
Clearing Agent ID	ID of clearing agent.	Conditionally Required	Free form text	Required if Clearing Agent Name is not null.	If Clearing Agent Source = LEI then must be valid LEI	901(d)(6) - secondary trade info. - the name of clearing agency to which the SBS will be submitted for clearing	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (6) If applicable, and to the extent not provided pursuant to paragraph (c) of this section, the name of the clearing agency to which the security-based swap will be submitted for clearing.	Y	<clearingAgentId>	N	Required	NA	NA	NA	NA	N
Clearing Agent ID Source	Source of ID for clearing agent.	Conditionally Required	Standard Data Value	Required if Clearing Agent Name is not null.	N/A	901(d)(6) - secondary trade info. - the name of clearing agency to which the SBS will be submitted for clearing	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (6) If applicable, and to the extent not provided pursuant to paragraph (c) of this section, the name of the clearing agency to which the security-based swap will be submitted for clearing.	Y	<clearingAgentIdType>	N	Required	NA	NA	NA	NA	N
Clearing Agent Name	Corporate name of clearing agent.	Derived	Standard Data Value		N/A	901(d)(6) - secondary trade info. - the name of clearing agency to which the SBS will be submitted for clearing	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (6) If applicable, and to the extent not provided pursuant to paragraph (c) of this section, the name of the clearing agency to which the security-based swap will be submitted for clearing.	N (derived from LEI)	<clearingAgent Name>	N	NA	NA	NA	NA	NA	N
Clearing Exception Party ID	ID of the Clearing Exception Party for end-user clearing exceptions.	Conditionally Required	Free form text	Required if Cleared = N and Mandatory Clearable = Y	If populated must be Valid Company ID/LEI.	901(d)(7) - secondary trade info. - direct counterparties invoking the clearing exception	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (7) If the direct counterparties do not intend to submit the security-based swap to clearing, whether they have invoked the exception in Section 3C(g) of the Exchange Act (15 U.S.C. 78c-3(g));	Y	<clearingExceptionPartyId>	N	NA	NA	NA	NA	NA	N
Clearing Exception Party ID Source	ID Source of the Clearing Exception Party for end-user clearing exceptions.	Conditionally Required	Free form text	Required if Cleared = N and Mandatory Clearable = Y	If populated must be LEI or Internal.	901(d)(7) - secondary trade info. - direct counterparties invoking the clearing exception	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (7) If the direct counterparties do not intend to submit the security-based swap to clearing, whether they have invoked the exception in Section 3C(g) of the Exchange Act (15 U.S.C. 78c-3(g));	Y	<clearingExceptionPartyIdType>	N	NA	NA	NA	NA	NA	N
Clearing Exception Type	Indicates the type of clearing exception invoked on the transaction.	Conditionally Required	Standard Data Value	Required if Cleared = N and Mandatory Clearable = Y	N/A	901(d)(7) - secondary trade info. - direct counterparties invoking the clearing exception	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (7) If the direct counterparties do not intend to submit the security-based swap to clearing, whether they have invoked the exception in Section 3C(g) of the Exchange Act (15 U.S.C. 78c-3(g));	Y	<clearingExceptionType>	Y (displays Y or N)	NA	NA	NA	NA	NA	N
Clearing Receipt Timestamp	Indicates the time the trade was received for clearing	Conditionally Required	Standard Data Value	Required if Cleared = Y	N/A	901(c)(6) - primary trade info. - direct counterparties intending to submit to clearing	(c) Primary trade information. The reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (6) Whether the direct counterparties intend that the security-based swap will be submitted to clearing.	Y	<clearingReceiptTimestamp>	N	NA	NA	NA	NA	NA	N
CM Default Trade Flag	Flag for trades from the default for a clearing member	Required	Boolean	N/A	N/A	901(c)(7) - primary trade info. - any flags set forth by the SBSDR policies and procedures	(c) Primary trade information. The reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (7) If applicable, any flags pertaining to the transaction that are specified in the policies and procedures of the registered security-based swap data repository to which the transaction will be reported.	Y	<clearingMemberDefaultTrade>	Y	NA	NA	NA	NA	NA	N
Collateral Agreement Date	The date the Collateral Agreement between the trade parties was executed.	Conditionally Required	Standard Data Value	Required if Collateral Agreement Type is populated and with a value other than "NONE"	N/A	901(d)(4) - secondary trade info. -date of collateral agreement	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (4) For a security-based swap that is not a clearing transaction and that will not be allocated after execution, the title and date of any master agreement, collateral agreement, margin agreement, or any other agreement incorporated by reference into the security-based swap contract;	Y	<collateralAgreementDate>	N	NA	NA	NA	NA	NA	N
Collateral Agreement Type	The Collateral Agreement type between the trade parties	Conditionally Required	Standard Data Value	Required if Cleared = N	N/A	901(d)(4) - secondary trade info. -date of collateral agreement	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (4) For a security-based swap that is not a clearing transaction and that will not be allocated after execution, the title and date of any master agreement, collateral agreement, margin agreement, or any other agreement incorporated by reference into the security-based swap contract;	Y	<collateralAgreementType>	N	NA	NA	NA	NA	NA	N

Compression Flag	Indication that the transaction has been subject to or is the result of compression.	Required	Boolean	N/A	N/A	907(a)(4) - general policies and procedures - (i) identifying characteristics of SBS that would cause a distorted view of the market in public dissemination; (ii) establishing flags to denote such characteristics; (iii) directing participants to apply such flags; and (iv) applying such flags to disseminated reports and supressing such reports from public dissemination	(a) General policies and procedures. With respect to the receipt, reporting, and dissemination of data pursuant to §§242.900 through 242.909, a registered security-based swap data repository shall establish and maintain written policies and procedures: (4) For: (i) Identifying characteristic(s) of a security-based swap, or circumstances associated with the execution or reporting of the security-based swap, that could, in the fair and reasonable estimation of the registered security-based swap data repository, cause a person without knowledge of these characteristic(s) or circumstance(s), to receive a distorted view of the market; (ii) Establishing flags to denote such characteristic(s) or circumstance(s); (iii) Directing participants that report security-based swaps to apply such flags, as appropriate, in their reports to the registered security-based swap data repository; and (iv) Applying such flags: (A) To disseminated reports to help to prevent a distorted view of the market; or (B) In the case of a transaction referenced in §242.902(c), to suppress the report from public dissemination entirely, as appropriate.	Y	<compression>	N	NA	NA	NA	NA	NA	N
Confirmation Type	Indicates if the Confirmation was completed via paper document or an electronic document. "Not Confirmed" indicates a transaction that is not confirmed	Required	Standard Data Value	N/A	N/A	901(d)(5) - secondary trade info. - any additional data elements in the SBS agreement	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (5) To the extent not provided pursuant to paragraph (c) of this section or other provisions of this paragraph (d), any additional data elements included in the agreement between the counterparties that are necessary for a person to determine the market value of the transaction;	Y	<confirmationType>	N	NA	NA	NA	NA	NA	N
Contract Type	Designates the type of derivative (e.g., Security-based swap, option).	Required or Derived (Product Field)	Standard Data Value	N/A	N/A	901(c)(1) - primary trade info. - product ID and other information	(c) Primary trade information. The reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (1) The product ID, if available. If the security-based swap has no product ID, or if the product ID does not include the following information, the reporting side shall report: (i) Information that identifies the security-based swap, including the asset class of the security-based swap and the specific underlying reference asset(s), reference issuer(s), or reference index; (v) If the security-based swap is customized to the extent that the information provided in paragraphs (c)(1)(i) through (iv) of this section does not provide all of the material information necessary to identify such customized security-based swap or does not contain the data elements necessary to calculate the price, a flag to that effect;	Y (or can be derived)	<contractType>	Y	NA	NA	NA	NA	NA	Y
Coupon	The Fixed Rate coupon amount paid by the Buyer/Fixed Rate Payer to the Seller/Floating Rate Payer. Annual percentage rate paid monthly, quarterly, or semiannually.	Required or Derived (Product Field)	Number	N/A	N/A	901(c)(1)(iv) - primary trade info. - the terms of any standardized fixed or floating rate payments AND 901(c)(1) - primary trade info. - product ID and other information	(c) Primary trade information. The reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (1) The product ID, if available. If the security-based swap has no product ID, or if the product ID does not include the following information, the reporting side shall report: (iv) The terms of any standardized fixed or floating rate payments, and the frequency of any such payments.
AND
							(c) Primary trade information. The reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (1) The product ID, if available. If the security-based swap has no product ID, or if the product ID does not include the following information, the reporting side shall report: (i) Information that identifies the security-based swap, including the asset class of the security-based swap and the specific underlying reference asset(s), reference issuer(s), or reference index; (v) If the security-based swap is customized to the extent that the information provided in paragraphs (c)(1)(i) through (iv) of this section does not provide all of the material information necessary to identify such customized security-based swap or does not contain the data elements necessary to calculate the price, a flag to that effect;	Y (or can be derived)	<coupon>	Y	NA	NA	NA	NA	NA	Y
Credit_Event	Indicates the type of credit event.	Conditionally Required	Free form text	Required if Lifecycle Event Status equals 'Credit Event'	N/A	901(e)(2) - reporting of lifecycle events - all reports of lifecycle events and adjustments due to lifecycle events AND 902(c )(7)- Non-disseminated information - allocations	(e) Reporting of life cycle events; (2) All reports of life cycle events and adjustments due to life cycle events shall, within the timeframe specified in paragraph (j) of this section, be reported to the entity to which the original security-based swap transaction will be reported or has been reported and shall include the transaction ID of the original transaction.
AND
							(c) Non-disseminated information. A registered security-based swap data repository shall not disseminate: (7) Any information regarding the allocation of a security-based swap	Y	<creditEvent>	N	NA	NA	NA	NA	NA	N
Credit_Event_Date	The date of the credit event	Conditionally Required	Date (yyyy-MM-dd)	Required if Lifecycle Event Status equals 'Credit Event'	N/A	901(e)(2) - reporting of lifecycle events - all reports of lifecycle events and adjustments due to lifecycle events AND 902(c )(7)- Non-disseminated information - allocations	(e) Reporting of life cycle events; (2) All reports of life cycle events and adjustments due to life cycle events shall, within the timeframe specified in paragraph (j) of this section, be reported to the entity to which the original security-based swap transaction will be reported or has been reported and shall include the transaction ID of the original transaction.
AND
							(c) Non-disseminated information. A registered security-based swap data repository shall not disseminate: (7) Any information regarding the allocation of a security-based swap	Y	<creditEventDate>	N	NA	NA	NA	NA	NA	N
Cross Border Tick Exempt Flag	Flag for cross-border public dissemination exemption	Required	Boolean	N/A	N/A	902(c)(5) - public dissemination of transaction reports - non-disseminated transaction - any information required to be reported but is not publicly disseminated pursuant to 908(a)(2);	(a) General. Except as provided in paragraph (c) of this section, a registered security-based swap data repository shall publicly disseminate a transaction report of a security-based swap, or a life cycle event or adjustment due to a life cycle event, immediately upon receipt of information about the security-based swap, or upon re-opening following a period when the registered security-based swap data repository was closed. The transaction report shall consist of all the information reported pursuant to §242.901(c), plus any condition flags contemplated by the registered security-based swap data repository's policies and procedures that are required by §242.907; (c) Non-disseminated information. A registered security-based swap data repository shall not disseminate; (5) Any information regarding a security-based swap that is required to be reported pursuant to §§242.901 and 242.908(a)(1) but is not required to be publicly disseminated pursuant to §242.908(a)(2).	Y	<crossBorderTickExempt>	Not displayed, used for dissimination logic	NA	NA	NA	NA	NA	N
Ctrpty 1 Affiliate ID	Party 1's affiliate IDs.	Derived	Standard Data Value	N/A	N/A	906(b) - other duties of participants - duty to provide ultimate parent and affiliate information	(b) Duty to provide ultimate parent and affiliate information. Each participant of a registered security-based swap data repository that is not a platform, a registered clearing agency, an externally managed investment vehicle, or a registered broker-dealer (including a registered security-based swap execution facility) that becomes a participant solely as a result of making a report to satisfy an obligation under § 242.901(a)(2)(ii)(E)(4) shall provide to the registered security-based swap data repository information sufficient to identify its ultimate parent(s) and any affiliate(s) of the participant that also are participants of the registered security-based swap data repository, using ultimate parent IDs and counterparty IDs. Any such participant shall promptly notify the registered security-based swap data repository of any changes to that information.	N (repeating field)	<cp1AffiliateId>	N	NA	NA	NA	NA	NA	N
Ctrpty 1 Affiliate ID Source	Party 1's affiliate IDs sources.	Derived	Standard Data Value	N/A	N/A	906(b) - other duties of participants - duty to provide ultimate parent and affiliate information	(b) Duty to provide ultimate parent and affiliate information. Each participant of a registered security-based swap data repository that is not a platform, a registered clearing agency, an externally managed investment vehicle, or a registered broker-dealer (including a registered security-based swap execution facility) that becomes a participant solely as a result of making a report to satisfy an obligation under § 242.901(a)(2)(ii)(E)(4) shall provide to the registered security-based swap data repository information sufficient to identify its ultimate parent(s) and any affiliate(s) of the participant that also are participants of the registered security-based swap data repository, using ultimate parent IDs and counterparty IDs. Any such participant shall promptly notify the registered security-based swap data repository of any changes to that information.	N (repeating field)	<cp1AffiliateIdType>	N	NA	NA	NA	NA	NA	N
Ctrpty 1 Branch ID	ID of the Branch of Party 1. For non reporting side, if SEC Participant = Y then will display on missing UIC report until populated, NA is a valid value	Conditionally Required	Standard Data Value	Required if Cleared = N and Ctpty 1 is the Reporting Side	N/A	901(d)(2) - secondary trade info. - (2) As applicable, the branch ID, broker ID, execution agent ID, trader ID, and trading desk ID of the direct counterparty on the reporting side;	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (2) As applicable, the branch ID, broker ID, execution agent ID, trader ID, and trading desk ID of the direct counterparty on the reporting side;	Y	<cp1BranchId>	N	NA	NA	NA	Optional	NA	N
Ctrpty 1 Broker ID	Indicates the ID of the Broker for Trade Party 1 if applicable. For non reporting side, if SEC Participant = Y then will display on missing UIC report until populated, NA is a valid value	Conditionally Required	Standard Data Value	Required if Cleared = N and Ctpty 1 is the Reporting Side	N/A	901(d)(2) - secondary trade info. - branch ID of the direct counterparty on the reporting side;	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (2) As applicable, the branch ID, broker ID, execution agent ID, trader ID, and trading desk ID of the direct counterparty on the reporting side;	Y	<cp1BrokerId>	N	NA	NA	NA	Optional	NA	N
Ctrpty 1 Broker ID Source	Indicates the ID Source of the Broker for Trade Party 1 if applicable. For non reporting side, if SEC Participant = Y then will display on missing UIC report until populated, NA is a valid value	Conditionally Required	Standard Data Value	Required if Cleared = N and Ctpty 1 is the Reporting Side	LEI or Internal	901(d)(2) - secondary trade info. - broker ID of the direct counterparty on the reporting side;	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (2) As applicable, the branch ID, broker ID, execution agent ID, trader ID, and trading desk ID of the direct counterparty on the reporting side;	Y	<cp1BrokerIdType>	N	NA	NA	NA	Conditionally Required (if Ctrpty 1 Broker ID is populated)	NA	N
Ctrpty 1 Contact Email	The buyer's contact email address.	Conditionally Required	Free form text	Required if Cleared = N and Mandatory Clearable = Y and Ctrpty 1 SEC Participant = Y	Valid email address (abc@domain.com)	906(a) - other duties of participants - identifying missing UIC information	(a) Identifying missing UIC information. A registered security-based swap data repository shall identify any security-based swap reported to it for which the registered security-based swap data repository does not have the counterparty ID and (if applicable) the broker ID, branch ID, execution agent ID, trading desk ID, and trader ID of each direct counterparty. Once a day, the registered security-based swap data repository shall send a report to each participant of the registered security-based swap data repository or, if applicable, an execution agent, identifying, for each security-based swap to which that participant is a counterparty, the security-based swap(s) for which the registered security-based swap data repository lacks counterparty ID and (if applicable) broker ID, branch ID, execution agent ID, trading desk ID, and trader ID. A participant of a registered security-based swap data repository that receives such a report shall provide the missing information with respect to its side of each security-based swap referenced in the report to the registered security-based swap data repository within 24 hours.	Y	<cp1ContactEmail>	N	NA	NA	NA	NA	NA	N
Ctrpty 1 Desk ID	The client assigned identifier for the Desk ID of Trade Party 1. For non reporting side, if SEC Participant = Y then will display on missing UIC report until populated, NA is a valid value	Conditionally Required	Standard Data Value	Required if Cleared = N and Ctpty 1 is the Reporting Side	N/A	901(d)(2) - secondary trade info. - trading desk ID of the direct counterparty on the reporting side	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (2) As applicable, the branch ID, broker ID, execution agent ID, trader ID, and trading desk ID of the direct counterparty on the reporting side;	Y	<cp1DeskId>	N	NA	NA	NA	Optional	NA	N
Ctrpty 1 Clearing Member ID	The ID of the clearing member of the buyer	Conditionally Required	Conditionally Required	If Cleared = Y partt 1 or 2 clearing member is required	N/A	901(d)(5) - secondary trade info. - any additional data elements in the SBS agreement	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (5) To the extent not provided pursuant to paragraph (c) of this section or other provisions of this paragraph (d), any additional data elements included in the agreement between the counterparties that are necessary for a person to determine the market value of the transaction;	Y	<cp1ClearingMemberId>	N	NA	NA	NA	NA	NA	N
Ctrpty 1 Clearing Member Name	The name of the clearing member of the buyer	Conditionally Required	Derived		N/A	901(d)(5) - secondary trade info. - any additional data elements in the SBS agreement	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (5) To the extent not provided pursuant to paragraph (c) of this section or other provisions of this paragraph (d), any additional data elements included in the agreement between the counterparties that are necessary for a person to determine the market value of the transaction;	N	<cp1ClearingMemberName>	N	NA	NA	NA	NA	NA	N
Ctrpty 1 Clearing Member Source	The source of the ID of the clearing member for the buyer	Conditionally Required	Required	If Cleared = Y partt 1 or 2 clearing member is required	N/A	901(d)(5) - secondary trade info. - any additional data elements in the SBS agreement	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (5) To the extent not provided pursuant to paragraph (c) of this section or other provisions of this paragraph (d), any additional data elements included in the agreement between the counterparties that are necessary for a person to determine the market value of the transaction;	Y	<cp1ClearingMemberIdSource>	N	NA	NA	NA	NA	NA	N
Ctrpty 1 Execution ID	LEI of execution agent for Party 1. For non reporting side, if SEC Participant = Y then will display on missing UIC report until populated, NA is a valid value	Conditionally Required	Standard Data Value	Required if Cleared = N and Ctpty 1 is the Reporting Side	N/A	901(d)(1) - secondary trade info. - the execution agent ID of each counterparty; 901(d)(2) - secondary trade info. - execution agent ID of the direct countereparty on the reporting side	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (1) The counterparty ID or the execution agent ID of each counterparty, as applicable; (2) As applicable, the branch ID, broker ID, execution agent ID, trader ID, and trading desk ID of the direct counterparty on the reporting side;	Y	<cp1ExecutionId>	N	NA	NA	NA	Optional	NA	N
Ctrpty 1 ID	ID of Party 1 (Buyer)	Required	Free form text	N/A	If Ctrpty 1 ID Source equals LEI then must be a Valid LEI	901(d)(1) - secondary trade info. - the counterparty ID of each counterparty	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (1) The counterparty ID or the execution agent ID of each counterparty, as applicable	Y	<cp1Id>	N	Required	Required	Required	Required	Required	N
Ctrpty 1 ID Source	ID Source of Party 1 (Buyer)	Required	Standard Data Value	N/A	N/A	901(d)(1) - secondary trade info. - the counterparty ID of each counterparty	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (1) The counterparty ID or the execution agent ID of each counterparty, as applicable	Y	<cp1IdType>	N	Required	Required	Required	Required	Required	N
Ctrpty 1 Indirect Entity ID	ID of the guarantor entity of Party 1 For non reporting side, if SEC Participant = Y then will display on missing UIC report until populated, NA is a valid value	Conditionally Required	Standard Data Value	Required if Cleared = N and Ctpty 1 is the Reporting Side	N/A	901(d)(1) - secondary trade info. - the counterparty ID of each counterparty (includes indirect counterparty)	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (1) The counterparty ID or the execution agent ID of each counterparty, as applicable.	Y	<cp1IndirectEntityId>	N	NA	NA	NA	Optional	NA	N
Ctrpty 1 Indirect Entity ID Source	ID Source of the guarantor entity of Party 1	Conditionally Required	Standard Data Value	Required if Ctrpty 1 Indirect Entity ID is not null.	N/A	901(d)(1) - secondary trade info. - the counterparty ID of each counterparty (includes indirect counterparty)	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (1) The counterparty ID or the execution agent ID of each counterparty, as applicable.	Y	<cp1IndirectEntityIdType>	N	NA	NA	NA	Conditionally Required (If ID is populated)	NA	N
Ctrpty 1 Indirect Entity US Person	An indication of whether the party is US Person	Conditionally Required	Standard Data Value	Required if Ctrpty 1 Indirect Entity ID is not null or NA.<	N/A	908(b) - cross-border matters - limitation on obligations	(b) Limitation on obligations. Notwithstanding any other provision of §§242.900 through 242.909, a person shall not incur any obligation under §§242.900 through 242.909 unless it is: (1) A U.S. person	Y	<cp1IndirectEntityUsPerson>	Not displayed, logic used: If neither side (direct or indirect CP) is a US Person then not ticked unless On Platform at US SEF	NA	NA	NA	Optional	NA	N

Ctrpty 1 Name	Name of Party 1 (Buyer)	Conditionally Required	Standard Data Value	Derived if ID Source is LEI	N/A	901(d)(1) - secondary trade info. - the counterparty ID of each counterparty	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (1) The counterparty ID or the execution agent ID of each counterparty, as applicable	Y (derived if LEI)	<cp1 Name>	N	NA	NA	NA	NA	NA	N
Ctrpty 1 Regulatory Designation	An indication of whether the party is a security based swap dealer, security based major swap participant, clearing agency or non-SBSD/SBMSP For non reporting side, if SEC Participant = Y then will display on missing UIC report until populated, NA is a valid value	Conditionally Required	Standard Data Value	Required if Cleared = N and Ctpty 1 is the Reporting Side	N/A	901(c)(5) - primary trade info. - registered security-based swap dealer	(c) Primary trade information. The reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (5) If both sides of the security-based swap include a registered security-based swap dealer, an indication to that effect	Y	<cp1RegulatoryType>	Y if SBSD, otherwise N	NA	NA	NA	NA	NA	N
Ctrpty 1 SEC Participant Ind	An indication of whether the party qualifies as an SEC defined Participant	Required	Boolean	N/A	N/A	907(a)(1) - policies and procedures of registered SBSDR - specific data elements of a SBS that must be reported as required by the SBSDR P&P	(a) General policies and procedures. With respect to the receipt, reporting, and dissemination of data pursuant to §§242.900 through 242.909, a registered security-based swap data repository shall establish and maintain written policies and procedures: (1) That enumerate the specific data elements of a security-based swap that must be reported, which shall include, at a minimum, the data elements specified in §242.901(c) and (d)	Y	<cp1SecParticipant>	N	NA	NA	NA	NA	NA	N
Ctrpty 1 Third Party Reporter ID	If a Third Party reports on behalf of Counterparty 1, their ID.	Optional	Standard Data Value	N/A	N/A	907(a)(1) - policies and procedures of registered SBSDR - specific data elements of a SBS that must be reported as required by the SBSDR P&P	(a) General policies and procedures. With respect to the receipt, reporting, and dissemination of data pursuant to §§242.900 through 242.909, a registered security-based swap data repository shall establish and maintain written policies and procedures: (1) That enumerate the specific data elements of a security-based swap that must be reported, which shall include, at a minimum, the data elements specified in §242.901(c) and (d)	Y	<cp1ThirdPartyReporterId>	N	Optional	Optional	Optional	Optional	Optional	N
Ctrpty 1 Third Party Reporter ID Source	If a Third Party reports on behalf of Counterparty 1, their ID Source.	Optional	Standard Data Value	N/A	N/A	907(a)(1) - policies and procedures of registered SBSDR - specific data elements of a SBS that must be reported as required by the SBSDR P&P	(a) General policies and procedures. With respect to the receipt, reporting, and dissemination of data pursuant to §§242.900 through 242.909, a registered security-based swap data repository shall establish and maintain written policies and procedures: (1) That enumerate the specific data elements of a security-based swap that must be reported, which shall include, at a minimum, the data elements specified in §242.901(c) and (d)	Y	<cp1ThirdPartyReporterIdType>	N	Conditionally Required (If ID is populated)	Conditionally Required (If ID is populated)	Conditionally Required (If ID is populated)	Conditionally Required (If ID is populated)	Conditionally Required (If ID is populated)	N
Ctrpty 1 Third Party Reporter Name	If a Third Party reports on behalf of Counterparty 1, their Name.	Optional	Standard Data Value	Derived if ID Source is LEI	N/A	907(a)(1) - policies and procedures of registered SBSDR - specific data elements of a SBS that must be reported as required by the SBSDR P&P	(a) General policies and procedures. With respect to the receipt, reporting, and dissemination of data pursuant to §§242.900 through 242.909, a registered security-based swap data repository shall establish and maintain written policies and procedures: (1) That enumerate the specific data elements of a security-based swap that must be reported, which shall include, at a minimum, the data elements specified in §242.901(c) and (d)	Y (or can be derived)	<cp1ThirdPartyReporterName>	N	Optional	Optional	Optional	Optional	Optional	N
Ctrpty 1 Trader ID	ID of the Trader of Party 1 For non reporting side, if SEC Participant = Y then will display on missing UIC report until populated, NA is a valid value	Conditionally Required	Standard Data Value	Required if Cleared = N and Ctpty 1 is the Reporting Side	N/A	901(d)(2) - secondary trade info. - trader ID of the direct counterparty on the reporting side	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (2) As applicable, the branch ID, broker ID, execution agent ID, trader ID, and trading desk ID of the direct counterparty on the reporting side	Y	<cp1TraderId>	N	NA	NA	NA	Optional	NA	N
Ctrpty 1 Ultimate Parent ID	Party 1's parent LEI/ID.	Derived	Standard Data Value		N/A	906(a) - other duties of participants - identifying missing UIC information	(a) Identifying missing UIC information. A registered security-based swap data repository shall identify any security-based swap reported to it for which the registered security-based swap data repository does not have the counterparty ID and (if applicable) the broker ID, branch ID, execution agent ID, trading desk ID, and trader ID of each direct counterparty. Once a day, the registered security-based swap data repository shall send a report to each participant of the registered security-based swap data repository or, if applicable, an execution agent, identifying, for each security-based swap to which that participant is a counterparty, the security-based swap(s) for which the registered security-based swap data repository lacks counterparty ID and (if applicable) broker ID, branch ID, execution agent ID, trading desk ID, and trader ID. A participant of a registered security-based swap data repository that receives such a report shall provide the missing information with respect to its side of each security-based swap referenced in the report to the registered security-based swap data repository within 24 hours.	N	<cp1UltimateParentId>	N	NA	NA	NA	NA	NA	N
Ctrpty 1 Ultimate Parent ID Source	Party 1's parent ID Source.	Derived	Standard Data Value	LEI or Internal	N/A	906(a) - other duties of participants - identifying missing UIC information	(a) Identifying missing UIC information. A registered security-based swap data repository shall identify any security-based swap reported to it for which the registered security-based swap data repository does not have the counterparty ID and (if applicable) the broker ID, branch ID, execution agent ID, trading desk ID, and trader ID of each direct counterparty. Once a day, the registered security-based swap data repository shall send a report to each participant of the registered security-based swap data repository or, if applicable, an execution agent, identifying, for each security-based swap to which that participant is a counterparty, the security-based swap(s) for which the registered security-based swap data repository lacks counterparty ID and (if applicable) broker ID, branch ID, execution agent ID, trading desk ID, and trader ID. A participant of a registered security-based swap data repository that receives such a report shall provide the missing information with respect to its side of each security-based swap referenced in the report to the registered security-based swap data repository within 24 hours.	N	<cp1UltimateParentIdType>	N	NA	NA	NA	NA	NA	N
Ctrpty 1 US Person Ind	An indication of whether the party is US Person	Required	Boolean	N/A	N/A	908(b) - cross-border matters - limitation on obligations	(b) Limitation on obligations. Notwithstanding any other provision of §§242.900 through 242.909, a person shall not incur any obligation under §§242.900 through 242.909 unless it is: (1) A U.S. person	Y	<cp1USPerson>	Not displayed, logic used: If neither side (direct or indirect CP) is a US Person then not ticked unless On Platform at US SEF	NA	NA	NA	Optional	NA	N
Ctrpty 2 Affiliate ID	Party 2's affiliate IDs.	Derived	Standard Data Value	N/A	N/A	906(b) - other duties of participants - duty to provide ultimate parent and affiliate information	(b) Duty to provide ultimate parent and affiliate information. Each participant of a registered security-based swap data repository that is not a platform, a registered clearing agency, an externally managed investment vehicle, or a registered broker-dealer (including a registered security-based swap execution facility) that becomes a participant solely as a result of making a report to satisfy an obligation under § 242.901(a)(2)(ii)(E)(4) shall provide to the registered security-based swap data repository information sufficient to identify its ultimate parent(s) and any affiliate(s) of the participant that also are participants of the registered security-based swap data repository, using ultimate parent IDs and counterparty IDs. Any such participant shall promptly notify the registered security-based swap data repository of any changes to that information.	N (repeating field)	<cp2AffiliateId>	N	NA	NA	NA	NA	NA	N
Ctrpty 2 Affiliate ID Source	Party 2's affiliate IDs sources.	Derived	Standard Data Value	N/A	N/A	906(b) - other duties of participants - duty to provide ultimate parent and affiliate information	(b) Duty to provide ultimate parent and affiliate information. Each participant of a registered security-based swap data repository that is not a platform, a registered clearing agency, an externally managed investment vehicle, or a registered broker-dealer (including a registered security-based swap execution facility) that becomes a participant solely as a result of making a report to satisfy an obligation under § 242.901(a)(2)(ii)(E)(4) shall provide to the registered security-based swap data repository information sufficient to identify its ultimate parent(s) and any affiliate(s) of the participant that also are participants of the registered security-based swap data repository, using ultimate parent IDs and counterparty IDs. Any such participant shall promptly notify the registered security-based swap data repository of any changes to that information.	N (repeating field)	<cp2AffiliateIdType>	N	NA	NA	NA	NA	NA	N
Ctrpty 2 Branch ID	ID of the Branch of Party 2. For non reporting side, if SEC Participant = Y then will display on missing UIC report until populated, NA is a valid value	Conditionally Required	Standard Data Value	Required if Cleared = N and Ctpty 2 is the Reporting Side	N/A	901(d)(2) - secondary trade info. - branch ID of the direct counterparty on the reporting side	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (2) As applicable, the branch ID, broker ID, execution agent ID, trader ID, and trading desk ID of the direct counterparty on the reporting side;	Y	<cp2BranchId>	N	NA	NA	NA	Optional	NA	N
Ctrpty 2 Broker ID	Indicates the ID of the Broker for Trade Party 2 if applicable. For non reporting side, if SEC Participant = Y then will display on missing UIC report until populated, NA is a valid value	Conditionally Required	Standard Data Value	Required if Cleared = N and Ctpty 2 is the Reporting Side	N/A	901(d)(2) - secondary trade info. - broker ID of the direct counterparty on the reporting side;	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (2) As applicable, the branch ID, broker ID, execution agent ID, trader ID, and trading desk ID of the direct counterparty on the reporting side;	Y	<cp2BrokerId>	N	NA	NA	NA	Optional	NA	N
Ctrpty 2 Broker ID Source	Indicates the ID Source of the Broker for Trade Party 2 if applicable. For non reporting side, if SEC Participant = Y then will display on missing UIC report until populated, NA is a valid value	Conditionally Required	Standard Data Value	Required if Cleared = N and Ctpty 2 is the Reporting Side	LEI or Internal	901(d)(2) - secondary trade info. - broker ID of the direct counterparty on the reporting side;	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (2) As applicable, the branch ID, broker ID, execution agent ID, trader ID, and trading desk ID of the direct counterparty on the reporting side;	Y	<cp2BrokerIdType>	N	NA	NA	NA	Conditionally Required (if Ctrpty 2 Broker ID is populated)	NA	N
Ctrpty 2 Contact Email	The Seller's contact email address.	Conditionally Required	Free form text	Required if Cleared = N and Mandatory Clearable = Y and Ctrpty 2 SEC Participant = Y	Valid email address (abc@domain.com)	906(a) - other duties of participants - identifying missing UIC information	(a) Identifying missing UIC information. A registered security-based swap data repository shall identify any security-based swap reported to it for which the registered security-based swap data repository does not have the counterparty ID and (if applicable) the broker ID, branch ID, execution agent ID, trading desk ID, and trader ID of each direct counterparty. Once a day, the registered security-based swap data repository shall send a report to each participant of the registered security-based swap data repository or, if applicable, an execution agent, identifying, for each security-based swap to which that participant is a counterparty, the security-based swap(s) for which the registered security-based swap data repository lacks counterparty ID and (if applicable) broker ID, branch ID, execution agent ID, trading desk ID, and trader ID. A participant of a registered security-based swap data repository that receives such a report shall provide the missing information with respect to its side of each security-based swap referenced in the report to the registered security-based swap data repository within 24 hours.	Y	<cp2ContactEmail>	N	NA	NA	NA	NA	NA	N
Ctrpty 2 Desk ID	The client assigned identifier for the Desk ID of Trade Party 2. For non reporting side, if SEC Participant = Y then will display on missing UIC report until populated, NA is a valid value	Conditionally Required	Standard Data Value	Required if Cleared = N and Ctpty 2 is the Reporting Side	N/A	901(d)(2) - secondary trade info. - trading desk ID of the direct counterparty on the reporting side	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (2) As applicable, the branch ID, broker ID, execution agent ID, trader ID, and trading desk ID of the direct counterparty on the reporting side;	Y	<cp2DeskId>	N	NA	NA	NA	Optional	NA	N
Ctrpty 1 Clearing Member ID	The ID of the clearing member of the buyer	Conditionally Required	Conditionally Required	If Cleared = Y partt 1 or 2 clearing member is required	N/A	901(d)(5) - secondary trade info. - any additional data elements in the SBS agreement	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (5) To the extent not provided pursuant to paragraph (c) of this section or other provisions of this paragraph (d), any additional data elements included in the agreement between the counterparties that are necessary for a person to determine the market value of the transaction;	Y	<cp1ClearingMemberId>	N	NA	NA	NA	NA	NA	N
Ctrpty 1 Clearing Member Name	The name of the clearing member of the buyer	Conditionally Required	Derived		N/A	901(d)(5) - secondary trade info. - any additional data elements in the SBS agreement	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (5) To the extent not provided pursuant to paragraph (c) of this section or other provisions of this paragraph (d), any additional data elements included in the agreement between the counterparties that are necessary for a person to determine the market value of the transaction;	N	<cp1ClearingMemberName>	N	NA	NA	NA	NA	NA	N
Ctrpty 1 Clearing Member Source	The source of the ID of the clearing member for the buyer	Conditionally Required	Required	If Cleared = Y partt 1 or 2 clearing member is required	N/A	901(d)(5) - secondary trade info. - any additional data elements in the SBS agreement	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (5) To the extent not provided pursuant to paragraph (c) of this section or other provisions of this paragraph (d), any additional data elements included in the agreement between the counterparties that are necessary for a person to determine the market value of the transaction;	Y	<cp1ClearingMemberIdSource>	N	NA	NA	NA	NA	NA	N
Ctrpty 2 Execution ID	LEI of execution agent for Party 2. For non reporting side, if SEC Participant = Y then will display on missing UIC report until populated, NA is a valid value	Conditionally Required	Standard Data Value	Required if Cleared = N and Ctpty 2 is the Reporting Side	N/A	901(d)(1) - secondary trade info. - the execution agent ID of each counterparty; 901(d)(2) - secondary trade info. - execution agent ID of the direct countereparty on the reporting side	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (1) The counterparty ID or the execution agent ID of each counterparty, as applicable; (2) As applicable, the branch ID, broker ID, execution agent ID, trader ID, and trading desk ID of the direct counterparty on the reporting side;	Y	<cp2ExecutionId>	N	NA	NA	NA	Optional	NA	N
Ctrpty 2 ID	ID of Party 2 (Seller)	Required	Free form text	N/A	If Ctrpty 2 ID Source equals LEI then must be a Valid LEI	901(d)(1) - secondary trade info. - the counterparty ID of each counterparty	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (1) The counterparty ID or the execution agent ID of each counterparty, as applicable	Y	<cp2Id>	N	Required	Required	Required	Required	Required	N
Ctrpty 2 ID Source	ID Source of Party 2 (Seller)	Required	Standard Data Value	N/A	N/A	901(d)(1) - secondary trade info. - the counterparty ID of each counterparty	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (1) The counterparty ID or the execution agent ID of each counterparty, as applicable	Y	<cp2IdType>	N	Required	Required	Required	Required	Required	N

Ctrpty 2 Indirect Entity ID	ID of the guarantor entity of Party 2 For non reporting side, if SEC Participant = Y then will display on missing UIC report until populated, NA is a valid value	Conditionally Required	Standard Data Value	Required if Cleared = N and Ctpty 2 is the Reporting Side	N/A	901(d)(1) - secondary trade info. - the counterparty ID of each counterparty (includes indirect counterparty)	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (1) The counterparty ID or the execution agent ID of each counterparty, as applicable.	Y	<cp2IndirectEntityId>	N	NA	NA	NA	Optional	NA	N
Ctrpty 2 Indirect Entity ID Source	ID Source of the guarantor entity of Party 2	Conditionally Required	Standard Data Value	Required if Ctrpty 2 Indirect Entity ID is not null.	N/A	901(d)(1) - secondary trade info. - the counterparty ID of each counterparty (includes indirect counterparty)	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (1) The counterparty ID or the execution agent ID of each counterparty, as applicable.	Y	<cp2IndirectEntityIdType>	N	NA	NA	NA	Conditionally Required (If ID is populated)	NA	N
Ctrpty 2 Indirect Entity US Person	An indication of whether the party is US Person	Conditionally Required	Standard Data Value	Required if Ctrpty 2 Indirect Entity ID is not null or NA.	N/A	908(b) - cross-border matters - limitation on obligations	(b) Limitation on obligations. Notwithstanding any other provision of §§242.900 through 242.909, a person shall not incur any obligation under §§242.900 through 242.909 unless it is: (1) A U.S. person	Y	<cp1IndirectEntityUsPerson>	Not displayed, logic used: If neither side (direct or indirect CP) is a US Person then not ticked unless On Platform at US SEF	NA	NA	NA	Optional	NA	N
Ctrpty 2 Name	Name of Party 2 (Seller)	Conditionally Required	Standard Data Value	Derived if ID Source is LEI	N/A	901(d)(1) - secondary trade info. - the counterparty ID of each counterparty	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (1) The counterparty ID or the execution agent ID of each counterparty, as applicable	Y (derived if LEI)	<cp2Name>	N	NA	NA	NA	NA	NA	N
Ctrpty 2 Regulatory Designation	An indication of whether the party is a security based swap dealer, security based major swap participant, clearing agency or non-SBSD/SBMSP For non reporting side, if SEC Participant = Y then will display on missing UIC report until populated, NA is a valid value	Conditionally Required	Standard Data Value	Required if Cleared = N and Ctpty 2 is the Reporting Side	N/A	901(c)(5) - primary trade info. - registered security-based swap dealer	(c) Primary trade information. The reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (5) If both sides of the security-based swap include a registered security-based swap dealer, an indication to that effect	Y	<cp2RegulatoryType>	Y if SBSD, otherwise N	NA	NA	NA	NA	NA	N
Ctrpty 2 SEC Participant Ind	An indication of whether the party qualifies as an SEC defined Participant	Required	Boolean	N/A	N/A	907(a)(1) - policies and procedures of registered SBSDR - specific data elements of a SBS that must be reported as required by the SBSDR P&P	(a) General policies and procedures. With respect to the receipt, reporting, and dissemination of data pursuant to §§242.900 through 242.909, a registered security-based swap data repository shall establish and maintain written policies and procedures: (1) That enumerate the specific data elements of a security-based swap that must be reported, which shall include, at a minimum, the data elements specified in §242.901(c) and (d)	Y	<cp2SecParticipant>	N	NA	NA	NA	NA	NA	N
Ctrpty 2 Third Party Reporter ID	If a Third Party reports on behalf of Counterparty 2, their ID.	Optional	Standard Data Value	N/A	N/A	907(a)(1) - policies and procedures of registered SBSDR - specific data elements of a SBS that must be reported as required by the SBSDR P&P	(a) General policies and procedures. With respect to the receipt, reporting, and dissemination of data pursuant to §§242.900 through 242.909, a registered security-based swap data repository shall establish and maintain written policies and procedures: (1) That enumerate the specific data elements of a security-based swap that must be reported, which shall include, at a minimum, the data elements specified in §242.901(c) and (d)	Y	<cp2ThirdPartyReporterId>	N	Optional	Optional	Optional	Optional	Optional	N
Ctrpty 2 Third Party Reporter ID Source	If a Third Party reports on behalf of Counterparty 2, their ID Source.	Optional	Standard Data Value	N/A	N/A	907(a)(1) - policies and procedures of registered SBSDR - specific data elements of a SBS that must be reported as required by the SBSDR P&P	(a) General policies and procedures. With respect to the receipt, reporting, and dissemination of data pursuant to §§242.900 through 242.909, a registered security-based swap data repository shall establish and maintain written policies and procedures: (1) That enumerate the specific data elements of a security-based swap that must be reported, which shall include, at a minimum, the data elements specified in §242.901(c) and (d)	Y	<cp2ThirdPartyReporterIdType>	N	Conditionally Required (If ID is populated)	Conditionally Required (If ID is populated)	Conditionally Required (If ID is populated)	Conditionally Required (If ID is populated)	Conditionally Required (If ID is populated)	N
Ctrpty 2 Third Party Reporter Name	If a Third Party reports on behalf of Counterparty 2, their Name.	Optional	Standard Data Value	Derived if ID Source is LEI	N/A	907(a)(1) - policies and procedures of registered SBSDR - specific data elements of a SBS that must be reported as required by the SBSDR P&P	(a) General policies and procedures. With respect to the receipt, reporting, and dissemination of data pursuant to §§242.900 through 242.909, a registered security-based swap data repository shall establish and maintain written policies and procedures: (1) That enumerate the specific data elements of a security-based swap that must be reported, which shall include, at a minimum, the data elements specified in §242.901(c) and (d)	Y (or can be derived)	<cp2ThirdPartyReporterName>	N	Optional	Optional	Optional	Optional	Optional	N
Ctrpty 2 Trader ID	ID of the Trader of Party 2 For non reporting side, if SEC Participant = Y then will display on missing UIC report until populated, NA is a valid value	Conditionally Required	Standard Data Value	Required if Cleared = N and Ctpty 2 is the Reporting Side	N/A	901(d)(2) - secondary trade info. - trader ID of the direct counterparty on the reporting side	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (2) As applicable, the branch ID, broker ID, execution agent ID, trader ID, and trading desk ID of the direct counterparty on the reporting side	Y	<cp2TraderId>	N	NA	NA	NA	Optional	NA	N
Ctrpty 2 Ultimate Parent ID	Party 2's parent LEI/ID.	Derived	Standard Data Value		N/A	906(a) - other duties of participants - identifying missing UIC information	(a) Identifying missing UIC information. A registered security-based swap data repository shall identify any security-based swap reported to it for which the registered security-based swap data repository does not have the counterparty ID and (if applicable) the broker ID, branch ID, execution agent ID, trading desk ID, and trader ID of each direct counterparty. Once a day, the registered security-based swap data repository shall send a report to each participant of the registered security-based swap data repository or, if applicable, an execution agent, identifying, for each security-based swap to which that participant is a counterparty, the security-based swap(s) for which the registered security-based swap data repository lacks counterparty ID and (if applicable) broker ID, branch ID, execution agent ID, trading desk ID, and trader ID. A participant of a registered security-based swap data repository that receives such a report shall provide the missing information with respect to its side of each security-based swap referenced in the report to the registered security-based swap data repository within 24 hours.	N	<cp2UltimateParentId>	N	NA	NA	NA	NA	NA	N
Ctrpty 2 Ultimate Parent ID Source	Party 2's parent ID Source.	Derived	Standard Data Value	LEI or Internal	N/A	906(a) - other duties of participants - identifying missing UIC information	(a) Identifying missing UIC information. A registered security-based swap data repository shall identify any security-based swap reported to it for which the registered security-based swap data repository does not have the counterparty ID and (if applicable) the broker ID, branch ID, execution agent ID, trading desk ID, and trader ID of each direct counterparty. Once a day, the registered security-based swap data repository shall send a report to each participant of the registered security-based swap data repository or, if applicable, an execution agent, identifying, for each security-based swap to which that participant is a counterparty, the security-based swap(s) for which the registered security-based swap data repository lacks counterparty ID and (if applicable) broker ID, branch ID, execution agent ID, trading desk ID, and trader ID. A participant of a registered security-based swap data repository that receives such a report shall provide the missing information with respect to its side of each security-based swap referenced in the report to the registered security-based swap data repository within 24 hours.	N	<cp2UltimateParentIdType>	N	NA	NA	NA	NA	NA	N
Ctrpty 2 US Person Ind	An indication of whether the party is US Person	Required	Boolean	N/A	N/A	908(b) - cross-border matters - limitation on obligations	(b) Limitation on obligations. Notwithstanding any other provision of §§242.900 through 242.909, a person shall not incur any obligation under §§242.900 through 242.909 unless it is: (1) A U.S. person	Y	<cp2USPerson>	Not displayed, logic used: If neither side (direct or indirect CP) is a US Person then not ticked unless On Platform at US SEF	NA	NA	NA	Optional	NA	N
Customized SB Swap Flag	Indicates that the Security-based swap is customized and does not provide all of the material information necessary to identify such customized Security-based swap or does not contain the data elements necessary to calculate the price.	Required	Boolean	N/A	N/A	901(c)(1)(v) - primary trade info. - customized SBS data elements to calculate the price, a flag to that effect	(c) Primary trade information. The reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (1) The product ID, if available. If the security-based swap has no product ID, or if the product ID does not include the following information, the reporting side shall report: (v) If the security-based swap is customized to the extent that the information provided in paragraphs (c)(1)(i) through (iv) of this section does not provide all of the material information necessary to identify such customized security-based swap or does not contain the data elements necessary to calculate the price, a flag to that effect;	Y	<customizedSBSwap>	Y	NA	NA	NA	NA	NA	N
Day Count Fraction	Determination of the number of days in the accrual period for the transaction to calculate the interest payment.	Optional	Standard Data Value	N/A	N/A	901(d)(3) - secondary trade info. - the terms of any fixed or floating rate or customized payments including the frequency and contingencies	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (3) To the extent not provided pursuant to paragraph (c)(1) of this section, the terms of any fixed or floating rate payments, or otherwise customized or non-standard payment streams, including the frequency and contingencies of any such payments	Y	<dayCountFraction>	N	NA	NA	NA	NA	NA	N
Dispute Status	A flag to indicate if the trade has been disputed or not	Conditionally Required	Boolean	Required on Dispute messages only	Y or N	13n-5(b)(6) and 905(a) and (b)	§240.13n-5 Data collection and maintenance; (b) Requirements. Every security-based swap data repository registered with the Commission shall comply with the following data collection and data maintenance standards: (6) Every security-based swap data repository shall establish procedures and provide facilities reasonably designed to effectively resolve disputes over the accuracy of the transaction data and positions that are recorded in the security-based swap data repository.

(a) Duty to correct. Any counterparty or other person having a duty to report a security-based swap that discovers an error in information previously reported pursuant to §§ 242.900 through 242.909 shall correct such error in accordance with the following procedures;

							(b) Duty of security-based swap data repository to correct.	Y	<disputeStatus>	N	N/A	Required	N/A	N/A	NA	N
Disputing Party ID	The LEI/ID of the party that disputed the trade	Conditionally Required	Standard Data Value	Required on Dispute messages only	Must be a party to the trade (Counterparty 1 or 2)	13n-5(b)(6) and 905(a) and (b)	§240.13n-5 Data collection and maintenance; (b) Requirements. Every security-based swap data repository registered with the Commission shall comply with the following data collection and data maintenance standards: (6) Every security-based swap data repository shall establish procedures and provide facilities reasonably designed to effectively resolve disputes over the accuracy of the transaction data and positions that are recorded in the security-based swap data repository.

(a) Duty to correct. Any counterparty or other person having a duty to report a security-based swap that discovers an error in information previously reported pursuant to §§ 242.900 through 242.909 shall correct such error in accordance with the following procedures;

							(b) Duty of security-based swap data repository to correct.	Y	<disputingPartyId>	N	N/A	Required	N/A	N/A	NA	N
Termination Date	The date the early termination of a transaction becomes effective.	Optional	Date (yyyy-MM-dd)	N/A	Cannot be after scheduled termination date	901(e) - reporting of life cycle events	(e) Reporting of life cycle events.	Y	<TerminationDate>	N	Required	N/A	N/A	Required	NA	N
Effective Date	The date that the reportable transaction becomes effective.	Required	Date (yyyy-MM-dd)	N/A	N/A	901(c)(1)(ii) - primary trade info. - effective date	(c) Primary trade information. The reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (1) The product ID, if available. If the security-based swap has no product ID, or if the product ID does not include the following information, the reporting side shall report: (ii) The effective date.	Y	<effectiveDate>	Y	N/A	N/A	N/A	N/A	NA	N
Error Correction Flag	Flag for trades that are ticking for an error correction	Required	Boolean	N/A	N/A	907(a)(4) - general policies and procedures - (i) identifying characteristics of SBS that would cause a distorted view of the market in public dissemination; (ii) establishing flags to denote such characteristics; (iii) directing participants to apply such flags; and (iv) applying such flags to disseminated reports and supressing such reports from public dissemination
AND
901(c)(1)(v) - primary trade info. - customized SBS data elements to calculate the price, a flag to that effect	(a) General policies and procedures. With respect to the receipt, reporting, and dissemination of data pursuant to §§242.900 through 242.909, a registered security-based swap data repository shall establish and maintain written policies and procedures: (4) For: (i) Identifying characteristic(s) of a security-based swap, or circumstances associated with the execution or reporting of the security-based swap, that could, in the fair and reasonable estimation of the registered security-based swap data repository, cause a person without knowledge of these characteristic(s) or circumstance(s), to receive a distorted view of the market; (ii) Establishing flags to denote such characteristic(s) or circumstance(s); (iii) Directing participants that report security-based swaps to apply such flags, as appropriate, in their reports to the registered security-based swap data repository; and (iv) Applying such flags: (A) To disseminated reports to help to prevent a distorted view of the market; or (B) In the case of a transaction referenced in §242.902(c), to suppress the report from public dissemination entirely, as appropriate.
AND
							(c) Primary trade information. The reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (1) The product ID, if available. If the security-based swap has no product ID, or if the product ID does not include the following information, the reporting side shall report: (v) If the security-based swap is customized to the extent that the information provided in paragraphs (c)(1)(i) through (iv) of this section does not provide all of the material information necessary to identify such customized security-based swap or does not contain the data elements necessary to calculate the price, a flag to that effect;	Y	<errorCorrection>	Y	N/A	N/A	N/A	N/A	NA	N
Execution Timestamp	The date and time of the execution timestamp of the transaction.	Required	Timestamp (yyyy-MM-dd HH:mm:ss.SSSS z)	N/A	Must be equal to or before Trade Date and Effective Date	901(c)(2) - primary trade info. - date, time, to second, of execution in UTC	(c) Primary trade information. The reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (2) The date and time, to the second, of execution, expressed using Coordinated Universal Time (UTC).	Y	<executionTimestamp>	Y	N/A	N/A	N/A	N/A	NA	N
Forced Trading Session Flag	Flag for “forced trading session” conducted by a Registered Clearing Agency	Required	Standard Data Value	N/A	N/A	901(c)(1)(v) - primary trade info. - customized SBS data elements to calculate the price, a flag to that effect	(c) Primary trade information. The reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (1) The product ID, if available. If the security-based swap has no product ID, or if the product ID does not include the following information, the reporting side shall report: (v) If the security-based swap is customized to the extent that the information provided in paragraphs (c)(1)(i) through (iv) of this section does not provide all of the material information necessary to identify such customized security-based swap or does not contain the data elements necessary to calculate the price, a flag to that effect;	Y	<forcedTradingSession>	Y	N/A	N/A	N/A	N/A	NA	N
Historical Swap	An indication of whether or not a swap was created before the reporting period started.	Required	Boolean	N/A	N/A	901(i) - reporting of pre-enactment and transitional security-based swaps	(i) Reporting of pre-enactment and transitional security-based swaps. With respect to any pre-enactment security-based swap or transitional security-based swap in a particular asset class, and to the extent that information about such transaction is available, the reporting side shall report all of the information required by paragraphs (c) and (d) of this section to a registered security-based swap data repository that accepts security-based swaps in that asset class and indicate whether the security-based swap was open as of the date of such report.	Y	<historicSwap>	Not displayed, logic used: Historical swaps do not tick but their LCE do	N/A	N/A	N/A	N/A	NA	N

Historical Swap LCE Tick Flag	Flag for Historical Security-Based Swap Life Cycle Event public dissemination	Required	Boolean	N/A	N/A	907(a)(4) - general policies and procedures - (i) identifying characteristics of SBS that would cause a distorted view of the market in public dissemination; (ii) establishing flags to denote such characteristics; (iii) directing participants to apply such flags; and (iv) applying such flags to disseminated reports and supressing such reports from public dissemination	(a) General policies and procedures. With respect to the receipt, reporting, and dissemination of data pursuant to §§242.900 through 242.909, a registered security-based swap data repository shall establish and maintain written policies and procedures: (4) For: (i) Identifying characteristic(s) of a security-based swap, or circumstances associated with the execution or reporting of the security-based swap, that could, in the fair and reasonable estimation of the registered security-based swap data repository, cause a person without knowledge of these characteristic(s) or circumstance(s), to receive a distorted view of the market; (ii) Establishing flags to denote such characteristic(s) or circumstance(s); (iii) Directing participants that report security-based swaps to apply such flags, as appropriate, in their reports to the registered security-based swap data repository; and (iv) Applying such flags: (A) To disseminated reports to help to prevent a distorted view of the market; or (B) In the case of a transaction referenced in §242.902(c), to suppress the report from public dissemination entirely, as appropriate.	Y	<historicSwapLifeCycleEventTick>	Not displayed, logic used: Y -Historical swaps do not tick but their LCE do	N/A	N/A	N/A	N/A	NA	N
Historical Swap Tick Exempt Flag	Flag for Historical Security-Based Swap public dissemination exemption	Required	Standard Data Value	N/A	N/A	907(a)(4) - general policies and procedures - (i) identifying characteristics of SBS that would cause a distorted view of the market in public dissemination; (ii) establishing flags to denote such characteristics; (iii) directing participants to apply such flags; and (iv) applying such flags to disseminated reports and supressing such reports from public dissemination	(a) General policies and procedures. With respect to the receipt, reporting, and dissemination of data pursuant to §§242.900 through 242.909, a registered security-based swap data repository shall establish and maintain written policies and procedures: (4) For: (i) Identifying characteristic(s) of a security-based swap, or circumstances associated with the execution or reporting of the security-based swap, that could, in the fair and reasonable estimation of the registered security-based swap data repository, cause a person without knowledge of these characteristic(s) or circumstance(s), to receive a distorted view of the market; (ii) Establishing flags to denote such characteristic(s) or circumstance(s); (iii) Directing participants that report security-based swaps to apply such flags, as appropriate, in their reports to the registered security-based swap data repository; and (iv) Applying such flags: (A) To disseminated reports to help to prevent a distorted view of the market; or (B) In the case of a transaction referenced in §242.902(c), to suppress the report from public dissemination entirely, as appropriate.	Y	<historicSwapTickExempt>	Not displayed, logic used: Used to determine tickable	N/A	N/A	N/A	N/A	NA	N
Initial Factor	The part of the mortgage that is outstanding on trade inception, i.e. has not been repaid yet as principal. It is expressed as a multiplier factor to the mortgage: 1 means that the whole mortgage amount is outstanding, 0.8 means that 20% has been repaid.	Optional	Number	N/A	N/A	901(d)(5) - secondary trade info. - any additional data elements in the SBS agreement	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (5) To the extent not provided pursuant to paragraph (c) of this section or other provisions of this paragraph (d), any additional data elements included in the agreement between the counterparties that are necessary for a person to determine the market value of the transaction.	Y	<initialFactor>	N	N/A	N/A	N/A	N/A	NA	N
Intent to Clear	An indication of whether or not a reportable swap transaction is going to be cleared by a clearing agency.	Conditionally Required	Boolean	Required if Cleared = N	N/A	901(c)(6) - primary trade info. - direct counterparties intending to submit to clearing	(c) Primary trade information. The reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (6) Whether the direct counterparties intend that the security-based swap will be submitted to clearing.	Y	<intentToClear>	Y	N/A	N/A	N/A	N/A	NA	N
InterAffiliate Flag	Indicate whether the transaction is between two affiliated entities.	Required	Boolean	N/A	N/A	907(a)(4) - general policies and procedures - (i) identifying characteristics of SBS that would cause a distorted view of the market in public dissemination; (ii) establishing flags to denote such characteristics; (iii) directing participants to apply such flags; and (iv) applying such flags to disseminated reports and supressing such reports from public dissemination	(a) General policies and procedures. With respect to the receipt, reporting, and dissemination of data pursuant to §§242.900 through 242.909, a registered security-based swap data repository shall establish and maintain written policies and procedures: (4) For: (i) Identifying characteristic(s) of a security-based swap, or circumstances associated with the execution or reporting of the security-based swap, that could, in the fair and reasonable estimation of the registered security-based swap data repository, cause a person without knowledge of these characteristic(s) or circumstance(s), to receive a distorted view of the market; (ii) Establishing flags to denote such characteristic(s) or circumstance(s); (iii) Directing participants that report security-based swaps to apply such flags, as appropriate, in their reports to the registered security-based swap data repository; and (iv) Applying such flags: (A) To disseminated reports to help to prevent a distorted view of the market; or (B) In the case of a transaction referenced in §242.902(c), to suppress the report from public dissemination entirely, as appropriate.	Y	<interAffiliate>	Y	N/A	N/A	N/A	N/A	NA	N
Late Transaction Report Flag	Flag for trades which have been reported late to the SBSDR	Derived	Boolean	N/A	N/A	907(a)(4) - general policies and procedures - (i) identifying characteristics of SBS that would cause a distorted view of the market in public dissemination; (ii) establishing flags to denote such characteristics; (iii) directing participants to apply such flags; and (iv) applying such flags to disseminated reports and supressing such reports from public dissemination	(a) General policies and procedures. With respect to the receipt, reporting, and dissemination of data pursuant to §§242.900 through 242.909, a registered security-based swap data repository shall establish and maintain written policies and procedures: (4) For: (i) Identifying characteristic(s) of a security-based swap, or circumstances associated with the execution or reporting of the security-based swap, that could, in the fair and reasonable estimation of the registered security-based swap data repository, cause a person without knowledge of these characteristic(s) or circumstance(s), to receive a distorted view of the market; (ii) Establishing flags to denote such characteristic(s) or circumstance(s); (iii) Directing participants that report security-based swaps to apply such flags, as appropriate, in their reports to the registered security-based swap data repository; and (iv) Applying such flags: (A) To disseminated reports to help to prevent a distorted view of the market; or (B) In the case of a transaction referenced in §242.902(c), to suppress the report from public dissemination entirely, as appropriate.	N	<lateTransactionReport>	Y	N/A	N/A	N/A	N/A	NA	N
Life Cycle Event Status	The Lifecycle Event Status indicates that a lifecycle event is processing or has processed on the trade.	Optional	Standard Data Value	N/A	N/A	901(e) - reporting of life cycle events	(e) Reporting of life cycle events.	Y	<lifeCycleEventStatus>	Y	Required	N/A	Required	N/A	NA	N
Life Cycle Event Timestamp	This is the timestamp that the user is providing for the lifecycle event or new transaction.	Conditionally Required	Timestamp (yyyy-MM-dd HH:mm:ss.SSSS z)	Required if Lifecycle Event Status is not null.	N/A	901(e) - reporting of life cycle events	(e) Reporting of life cycle events.	Y	<lifeCycleEventTimestamp>	Y	Required	N/A	Required	N/A	NA	N
Mandatory Clearable	Indicates whether the reported security based swap is subject to the clearing obligation under regulation XXXXX	Required	Boolean	N/A	N/A	901(d)(7) - secondary trade info. - direct counterparties invoking the clearing exception	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (7) If the direct counterparties do not intend to submit the security-based swap to clearing, whether they have invoked the exception in Section 3C(g) of the Exchange Act (15 U.S.C. 78c-3(g));	Y	<mandatoryClearable>	N	N/A	N/A	N/A	N/A	NA	N
Master Agreement Date	The agreement executed between the parties to the trade and intended to govern all applicable Credit derivatives transactions between those parties.	Conditionally Required	Standard Data Value	Required if Master Agreement Type is populated and with a value other than "NONE"	N/A	901(d)(4) - secondary trade info. - date of any master agreement	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (4) For a security-based swap that is not a clearing transaction and that will not be allocated after execution, the title and date of any master agreement, collateral agreement, margin agreement, or any other agreement incorporated by reference into the security-based swap contract.	Y	<masterAgreementDate>	N	N/A	N/A	N/A	N/A	NA	N
Master Agreement Type	The Master Trade Agreement type between the trade parties. Either ISDA, DCO, German, JSCC, Swiss, AFB, or other.	Conditionally Required	Standard Data Value	Required if Cleared = N	N/A	901(d)(4) - secondary trade info. - the title of any master agreement	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (4) For a security-based swap that is not a clearing transaction and that will not be allocated after execution, the title and date of any master agreement, collateral agreement, margin agreement, or any other agreement incorporated by reference into the security-based swap contract.	Y	<masterAgreementType>	N	N/A	N/A	N/A	N/A	NA	N
Maturity Date	The date upon which all principal and interest must be repaid.	Optional	Date (yyyy-MM-dd)	N/A	N/A	901(d)(5) - secondary trade info. - any additional data elements in the SBS agreement	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (5) To the extent not provided pursuant to paragraph (c) of this section or other provisions of this paragraph (d), any additional data elements included in the agreement between the counterparties that are necessary for a person to determine the market value of the transaction;	Y	<maturityDate>	Y	N/A	N/A	N/A	N/A	NA	N
Message Type	This field will describe the type of TR message being submitted (Primary, Secondary, etc.). May be a combination message (e.g., Primary & Secondary).	Required	Standard Data Value	N/A	N/A	907(a)(1) - policies and procedures of registered SBSDR - specific data elements of a SBS that must be reported as required by the SBSDR P&P	(a) General policies and procedures. With respect to the receipt, reporting, and dissemination of data pursuant to §§242.900 through 242.909, a registered security-based swap data repository shall establish and maintain written policies and procedures: (1) That enumerate the specific data elements of a security-based swap that must be reported, which shall include, at a minimum, the data elements specified in §242.901(c) and (d)	Y	<messageType>	N	Required	Required	Required	Required	Required	N
Non-Reporting Side Missing UIC	An indication that the non-reporting side is missing UIC information on the trade	Derived	Standard Data Value	N/A	N/A	906(a) - other duties of participants - identifying missing UIC information	(a) Identifying missing UIC information. A registered security-based swap data repository shall identify any security-based swap reported to it for which the registered security-based swap data repository does not have the counterparty ID and (if applicable) the broker ID, branch ID, execution agent ID, trading desk ID, and trader ID of each direct counterparty. Once a day, the registered security-based swap data repository shall send a report to each participant of the registered security-based swap data repository or, if applicable, an execution agent, identifying, for each security-based swap to which that participant is a counterparty, the security-based swap(s) for which the registered security-based swap data repository lacks counterparty ID and (if applicable) broker ID, branch ID, execution agent ID, trading desk ID, and trader ID. A participant of a registered security-based swap data repository that receives such a report shall provide the missing information with respect to its side of each security-based swap referenced in the report to the registered security-based swap data repository within 24 hours.	N	<nonReportingSideMissingUIC>	N	N/A	N/A	N/A	N/A	NA	N
Notional Amount	The nominal or face amount of the contract.	Required	Number	N/A	Cannot be negative	901(c)(4) - primary trade info. - notional amount(s)	(c) Primary trade information. The reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (4) The notional amount(s) and the currenc(ies) in which the notional amount(s) is expressed.	Y	<notionalAmount>	Y	N/A	N/A	N/A	N/A	NA	N
Notional Currency	The major currency of the notional amount.	Required or Derived (Product Field)	Standard Data Value	N/A	N/A	901(c)(4) - primary trade info. - notional currency(ies) AND 901(c)(1) - primary trade info. - product ID and other information	(c) Primary trade information. The reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (4) The notional amount(s) and the currenc(ies) in which the notional amount(s) is expressed.	Y (or can be derived)	<notionalAmountCurrency>	Y	N/A	N/A	N/A	N/A	NA	N
Off Market Flag	This is a flag indicating that the transaction is executed away from the prevailing market price.	Required	Boolean	N/A	N/A	907(a)(4) - general policies and procedures - (i) identifying characteristics of SBS that would cause a distorted view of the market in public dissemination; (ii) establishing flags to denote such characteristics; (iii) directing participants to apply such flags; and (iv) applying such flags to disseminated reports and supressing such reports from public dissemination	(a) General policies and procedures. With respect to the receipt, reporting, and dissemination of data pursuant to §§242.900 through 242.909, a registered security-based swap data repository shall establish and maintain written policies and procedures: (4) For: (i) Identifying characteristic(s) of a security-based swap, or circumstances associated with the execution or reporting of the security-based swap, that could, in the fair and reasonable estimation of the registered security-based swap data repository, cause a person without knowledge of these characteristic(s) or circumstance(s), to receive a distorted view of the market; (ii) Establishing flags to denote such characteristic(s) or circumstance(s); (iii) Directing participants that report security-based swaps to apply such flags, as appropriate, in their reports to the registered security-based swap data repository; and (iv) Applying such flags: (A) To disseminated reports to help to prevent a distorted view of the market; or (B) In the case of a transaction referenced in §242.902(c), to suppress the report from public dissemination entirely, as appropriate.	Y	<offMarket>	Y	N/A	N/A	N/A	N/A	NA	N
Option Expiration	An indication of the date after which the option is no longer available for exercise.	Conditionally Required	Date (yyyy-MM-dd)	Required if option type is not null.	Must be equal to or after Effective date	907(a)(1) - policies and procedures of registered SBSDR - specific data elements of a SBS that must be reported as required by the SBSDR P&P	(a) General policies and procedures. With respect to the receipt, reporting, and dissemination of data pursuant to §§242.900 through 242.909, a registered security-based swap data repository shall establish and maintain written policies and procedures: (1) That enumerate the specific data elements of a security-based swap that must be reported, which shall include, at a minimum, the data elements specified in §242.901(c) and (d)	Y	<optionExpiration>	Y	N/A	N/A	N/A	N/A	NA	N
Option Premium	The amount paid to enter into an Option.	Conditionally Required	Number	Required if option type is not null.	N/A	907(a)(1) - policies and procedures of registered SBSDR - specific data elements of a SBS that must be reported as required by the SBSDR P&P	(a) General policies and procedures. With respect to the receipt, reporting, and dissemination of data pursuant to §§242.900 through 242.909, a registered security-based swap data repository shall establish and maintain written policies and procedures: (1) That enumerate the specific data elements of a security-based swap that must be reported, which shall include, at a minimum, the data elements specified in §242.901(c) and (d)	Y	<optionPremium>	Y	N/A	N/A	N/A	N/A	NA	N
Option Premium Currency	The major currency associated with the Option Premium.	Conditionally Required	Standard Data Value	Required if option type is not null.	N/A	901(d)(5) - secondary trade info. - any additional data elements in the SBS agreement	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (5) To the extent not provided pursuant to paragraph (c) of this section or other provisions of this paragraph (d), any additional data elements included in the agreement between the counterparties that are necessary for a person to determine the market value of the transaction	Y	<optionPremiumCurrency>	Y	N/A	N/A	N/A	N/A	NA	N
Option Strike Price	The level or price at which an option may be exercised.	Conditionally Required	Number	Required if option type is not null.	N/A	901(d)(5) - secondary trade info. - any additional data elements in the SBS agreement	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (5) To the extent not provided pursuant to paragraph (c) of this section or other provisions of this paragraph (d), any additional data elements included in the agreement between the counterparties that are necessary for a person to determine the market value of the transaction	Y	<optionStrikePrice>	Y	N/A	N/A	N/A	N/A	NA	N
Option Style	An indication of the style of the option transaction.	Conditionally Required	Standard Data Value	Required if option type is not null.	N/A	901(d)(5) - secondary trade info. - any additional data elements in the SBS agreement	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (5) To the extent not provided pursuant to paragraph (c) of this section or other provisions of this paragraph (d), any additional data elements included in the agreement between the counterparties that are necessary for a person to determine the market value of the transaction	Y	<optionStyle>	Y	N/A	N/A	N/A	N/A	NA	N
Option Type	An indication of the type of option.	Conditionally Required	Standard Data Value	Required if Contract Type = Option or Swaption	N/A	901(d)(5) - secondary trade info. - any additional data elements in the SBS agreement	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (5) To the extent not provided pursuant to paragraph (c) of this section or other provisions of this paragraph (d), any additional data elements included in the agreement between the counterparties that are necessary for a person to determine the market value of the transaction	Y	<optionType>	Y	N/A	N/A	N/A	N/A	NA	N

Original Submission Timestamp	The original submission time of the deal regardless of validity.	Derived	Timestamp (yyyy-MM-dd HH:mm:ss.SSSS z)	N/A	N/A	901(f) - time stamping incoming information	(f) Time stamping incoming information. A registered security-based swap data repository shall time stamp, to the second, its receipt of any information submitted to it pursuant to paragraph (c), (d), (e), or (i) of this section.	N	<originalSubmissionTimestamp>	N	N/A	N/A	N/A	N/A	NA	N
Original Valid Submission Timestamp	The original submission time for the first valid submission of the deal.	Derived	Timestamp (yyyy-MM-dd HH:mm:ss.SSSS z)	N/A	N/A	901(f) - time stamping incoming information	(f) Time stamping incoming information. A registered security-based swap data repository shall time stamp, to the second, its receipt of any information submitted to it pursuant to paragraph (c), (d), (e), or (i) of this section.	N	<originalValidSubmissionTimestamp>	N	N/A	N/A	N/A	N/A	NA	N
Other Agreement Date	The date any other agreement between the trade parties was executed.	Conditionally Required	Date (yyyy-MM-dd)	Required if Other Agreement Type is populated and with a value other than "NONE"	N/A	901(d)(4) - secondary trade info. - date of any other agreement	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (4) For a security-based swap that is not a clearing transaction and that will not be allocated after execution, the title and date of any master agreement, collateral agreement, margin agreement, or any other agreement incorporated by reference into the security-based swap contract.	Y	<otherAgreementDate>	N	N/A	N/A	N/A	N/A	NA	N
Other Agreement Type	Any other Agreement type between the trade parties	Conditionally Required	Standard Data Value	Required if Cleared = N	N/A	901(d)(4) - secondary trade info. - type of any other agreement	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (4) For a security-based swap that is not a clearing transaction and that will not be allocated after execution, the title and date of any master agreement, collateral agreement, margin agreement, or any other agreement incorporated by reference into the security-based swap contract.	Y	<otherAgreementType>	N	N/A	N/A	N/A	N/A	NA	N
Package ID	A unique ID that groups swaps that were part of a package transaction	Optional	Standard Data Value	N/A	N/A	907(a)(1) - policies and procedures of registered SBSDR - specific data elements of a SBS that must be reported as required by the SBSDR P&P	(a) General policies and procedures. With respect to the receipt, reporting, and dissemination of data pursuant to §§242.900 through 242.909, a registered security-based swap data repository shall establish and maintain written policies and procedures: (1) That enumerate the specific data elements of a security-based swap that must be reported, which shall include, at a minimum, the data elements specified in §242.901(c) and (d)	Y	<packageID>	N	N/A	N/A	N/A	N/A	NA	N
Package Trade Flag	Flag for package trades	Required	Boolean	N/A	N/A	901(c)(7) - primary trade info. - any flags set forth by the SBSDR policies and procedures	(c) Primary trade information. The reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (7) If applicable, any flags pertaining to the transaction that are specified in the policies and procedures of the registered security-based swap data repository to which the transaction will be reported.	Y	<packageTrade>	Y	N/A	N/A	N/A	N/A	NA	N
Payment Frequency Period	Denotes a time period describing how often parties to the reportable swap transaction exchange payments associated with each party’s obligation under the reportable swap transaction.	Optional	Standard Data Value	N/A	N/A	901(c)(1)(iv) - primary trade info. - frequency of any standardized fixed or floating rate payments	(c) Primary trade information. The reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (1) The product ID, if available. If the security-based swap has no product ID, or if the product ID does not include the following information, the reporting side shall report: (iv) The terms of any standardized fixed or floating rate payments, and the frequency of any such payments	Y	<paymentFrequencyPeriod>	Y	N/A	N/A	N/A	N/A	NA	N
Payment Frequency Period Multiplier	Identifies the payment frequency multiplier. An integer multiplier of a time period describing how often the parties to the reportable transaction exchange payments associated with each party’s obligation under the reportable swap transaction.	Optional	Standard Data Value	N/A	N/A	901(c)(1)(iv) - primary trade info. - frequency of any standardized fixed or floating rate payments	(c) Primary trade information. The reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (1) The product ID, if available. If the security-based swap has no product ID, or if the product ID does not include the following information, the reporting side shall report: (iv) The terms of any standardized fixed or floating rate payments, and the frequency of any such payments	Y	<paymentFrequencyPeriodMultiplier>	Y	N/A	N/A	N/A	N/A	NA	N
Platform ID	ID of execution venue.	Required	Standard Data Value	N/A	N/A	901(d)(9) - secondary trade info. - the platform ID	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (9) The platform ID, if applicable, or if a registered broker-dealer (including a registered security-based swap execution facility) is required to report the security-based swap by § 242.901(a)(2)(ii)(E)(4), the broker ID of that registered broker-dealer (including a registered security-based swap execution facility).	Y	<platformId>	Y - On/Off	N/A	N/A	N/A	N/A	NA	N
Platform Name	Corporate name of the Execution Venue.	Required or Derived if LEI	Standard Data Value	N/A	N/A	901(d)(9) - secondary trade info. - the platform ID	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (9) The platform ID, if applicable, or if a registered broker-dealer (including a registered security-based swap execution facility) is required to report the security-based swap by § 242.901(a)(2)(ii)(E)(4), the broker ID of that registered broker-dealer (including a registered security-based swap execution facility).	Y	<platformName>	N	N/A	N/A	N/A	N/A	NA	N
Platform Source	Source of ID for venue of execution.	Required	Standard Data Value	N/A	N/A	901(d)(9) - secondary trade info. - the platform ID	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (9) The platform ID, if applicable, or if a registered broker-dealer (including a registered security-based swap execution facility) is required to report the security-based swap by § 242.901(a)(2)(ii)(E)(4), the broker ID of that registered broker-dealer (including a registered security-based swap execution facility).	Y	<platformIdType>	N	N/A	N/A	N/A	N/A	NA	N
Ported	Indicates if the trade was ported from a previous SDR.	Optional	Standard Data Value	N/A	N/A	Internal Compliance Field	Used when a party ports in or out of an SBSDR	Y	<ported>	N	N/A	N/A	N/A	N/A	NA	N
Ported SBSDR	Indicates the ID of the previous SDR the swap was ported from.	Conditionally Required	Company Table	Required if Ported is populated with IN or OUT	N/A	Internal Compliance Field	Used when a party ports in or out of an SBSDR	Y	<portedSbsdr>	N	N/A	N/A	N/A	N/A	NA	N
Post Compression Event ID	Identifier assigned to compression events such as weekly netting cycle trades and transfers. The pre compression event id is assigned to replacement trades resulting from the event.	Optional	Free form text	N/A		907(a)(4) - general policies and procedures - (i) identifying characteristics of SBS that would cause a distorted view of the market in public dissemination; (ii) establishing flags to denote such characteristics; (iii) directing participants to apply such flags; and (iv) applying such flags to disseminated reports and supressing such reports from public dissemination	(a) General policies and procedures. With respect to the receipt, reporting, and dissemination of data pursuant to §§242.900 through 242.909, a registered security-based swap data repository shall establish and maintain written policies and procedures: (4) For: (i) Identifying characteristic(s) of a security-based swap, or circumstances associated with the execution or reporting of the security-based swap, that could, in the fair and reasonable estimation of the registered security-based swap data repository, cause a person without knowledge of these characteristic(s) or circumstance(s), to receive a distorted view of the market; (ii) Establishing flags to denote such characteristic(s) or circumstance(s); (iii) Directing participants that report security-based swaps to apply such flags, as appropriate, in their reports to the registered security-based swap data repository; and (iv) Applying such flags: (A) To disseminated reports to help to prevent a distorted view of the market; or (B) In the case of a transaction referenced in §242.902(c), to suppress the report from public dissemination entirely, as appropriate.	Y	<postCompressionEventId>	N	N/A	N/A	N/A	N/A	NA	N
Post Trade Payment Amount	This field represents an amount payable in connection with the modification of a transaction.	Optional	Number	N/A	N/A	901(d)(3) - secondary trade info. - the terms of any fixed or floating rate or customized payments including the frequency and contingencies	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (3) To the extent not provided pursuant to paragraph (c)(1) of this section, the terms of any fixed or floating rate payments, or otherwise customized or non-standard payment streams, including the frequency and contingencies of any such payments;	Y	<postTradePaymentAmount>	N	N/A	N/A	N/A	N/A	NA	N
Post Trade Payment Currency	The major currency for the 'Post Trade Payment Amount'.	Conditionally Required	Standard Data Value	Required if Post Trade Payment Amount is not null.	N/A	901(d)(3) - secondary trade info. - the terms of any fixed or floating rate or customized payments including the frequency and contingencies	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (3) To the extent not provided pursuant to paragraph (c)(1) of this section, the terms of any fixed or floating rate payments, or otherwise customized or non-standard payment streams, including the frequency and contingencies of any such payments;	Y	<postTradePaymentCurrency>	N	N/A	N/A	N/A	N/A	NA	N
Post Trade Payment Date	The date on which the post trade payment is made.	Conditionally Required	Date (yyyy-MM-dd)	Required if Post Trade Payment Amount is not null.	N/A	901(d)(3) - secondary trade info. - the terms of any fixed or floating rate or customized payments including the frequency and contingencies	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (3) To the extent not provided pursuant to paragraph (c)(1) of this section, the terms of any fixed or floating rate payments, or otherwise customized or non-standard payment streams, including the frequency and contingencies of any such payments;	Y	<postTradePaymentDate>	N	N/A	N/A	N/A	N/A	NA	N
Post Trade Payment Payer ID	The party paying the post trade payment amount.	Conditionally Required	Standard Data Value	Required if Post Trade Payment Amount is not null.	N/A	901(d)(3) - secondary trade info. - the terms of any fixed or floating rate or customized payments including the frequency and contingencies	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (3) To the extent not provided pursuant to paragraph (c)(1) of this section, the terms of any fixed or floating rate payments, or otherwise customized or non-standard payment streams, including the frequency and contingencies of any such payments;	Y	<postTradePaymentPayerId>	N	N/A	N/A	N/A	N/A	NA	N
Post Trade Payment Payer ID Source	The ID source of the party paying the post trade payment amount.	Conditionally Required	Standard Data Value	Required if Post Trade Payment Amount is not null.	N/A	901(d)(3) - secondary trade info. - the terms of any fixed or floating rate or customized payments including the frequency and contingencies	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (3) To the extent not provided pursuant to paragraph (c)(1) of this section, the terms of any fixed or floating rate payments, or otherwise customized or non-standard payment streams, including the frequency and contingencies of any such payments;	Y	<postTradePaymentPayerIdType>	N	N/A	N/A	N/A	N/A	NA	N
Pre Compression Event ID	Identifier assigned to compression events such as weekly netting cycle trades and transfers. The pre compression event id is assigned to replacement trades resulting from the event.	Optional	Free form text	N/A	N/A	907(a)(4) - general policies and procedures - (i) identifying characteristics of SBS that would cause a distorted view of the market in public dissemination; (ii) establishing flags to denote such characteristics; (iii) directing participants to apply such flags; and (iv) applying such flags to disseminated reports and supressing such reports from public dissemination	(a) General policies and procedures. With respect to the receipt, reporting, and dissemination of data pursuant to §§242.900 through 242.909, a registered security-based swap data repository shall establish and maintain written policies and procedures: (4) For: (i) Identifying characteristic(s) of a security-based swap, or circumstances associated with the execution or reporting of the security-based swap, that could, in the fair and reasonable estimation of the registered security-based swap data repository, cause a person without knowledge of these characteristic(s) or circumstance(s), to receive a distorted view of the market; (ii) Establishing flags to denote such characteristic(s) or circumstance(s); (iii) Directing participants that report security-based swaps to apply such flags, as appropriate, in their reports to the registered security-based swap data repository; and (iv) Applying such flags: (A) To disseminated reports to help to prevent a distorted view of the market; or (B) In the case of a transaction referenced in §242.902(c), to suppress the report from public dissemination entirely, as appropriate.	Y	<preCompressionEventId>	N	N/A	N/A	N/A	N/A	NA	N
Previous Transaction ID	The previous Unique transaction Identifier assigned to a swap.	Conditionally Required	Free form text	Required on Post allocation swaps, optional on other swaps that resulted from another swap via a Lice Cycle Event	USI Format	901(d)(10) - secondary trade info. - transaction ID of the allocated, terminated, assigned, or novated SBS	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (10) If the security-based swap arises from the allocation, termination, novation, or assignment of one or more existing security-based swaps, the transaction ID of the allocated, terminated, assigned, or novated security-based swap(s), except in the case of a clearing transaction that results from the netting or compression of other clearing transactions.	Y	<previousTransactionId>	N	N/A	N/A	N/A	N/A	NA	N
Price	The price, yield, spread, coupon, etc., depending on the type of swap which is calculated at affirmation.	Required	Number	N/A	Price cannot be negative or greater than 999. Traded Fixed Rate cannot be negative or greater than 99999. Points Upfront cannot be less than -10000 or greater than 10000. Internal system calculates the price from trade details when not specified.	901(c)(3) - primary trade info. - price	(c) Primary trade information. The reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (3) The price, including the currency in which the price is expressed and the amount(s) and currenc(ies) of any up-front payments.	Y	<price>	Y	N/A	N/A	N/A	N/A	NA	N
Price Notation	Indicates the type of price	Conditionally Required	Standard Data Value	Required if Price is not null.	N/A	901(c)(3) - primary trade info. - price	(c) Primary trade information. The reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (3) The price, including the currency in which the price is expressed and the amount(s) and currenc(ies) of any up-front payments.	Y	<priceNotation>	Y	N/A	N/A	N/A	N/A	NA	N
Prime Broker Trade Flag	Flag for prime broker trades	Required	Boolean	N/A	N/A	907(a)(1) (for 901(d)(2)) - general policies and procedures of SBSDR - additional data elements	(a) General policies and procedures. With respect to the receipt, reporting, and dissemination of data pursuant to §§242.900 through 242.909, a registered security-based swap data repository shall establish and maintain written policies and procedures: (1) That enumerate the specific data elements of a security-based swap that must be reported, which shall include, at a minimum, the data elements specified in §242.901(c) and (d);	Y	<primeBrokerTrade>	Y	N/A	N/A	N/A	N/A	NA	N
Public Dissemination Exclusion	Reason why the message was included or excluded on the ticker	Derived	Standard Data Value		N/A	Internal Compliance Field	(NOTE) This is not required for submission by the counterparties. This is a derived field that is used for compliance monitoring purposes.	N	<publicDisseminationExclusion>	N	NA	NA	NA	NA	NA	N
Public Dissemination ID	The ID that was disseminated for the transaction on the public ticker	Derived	Free form text		N/A	Internal Compliance Field	(NOTE) This is not required for submission by the counterparties. This is a derived field that is used for compliance monitoring purposes.	N	<publicDisseminationID>	Y	N/A	N/A	N/A	N/A	NA	N
Public Dissemination Late	Indication if the public dissimilation message was late for reporting	Derived	Standard Data Value		N/A	Internal Compliance Field	(NOTE) This is not required for submission by the counterparties. This is a derived field that is used for compliance monitoring purposes.	N	<publicDisseminationLate>	N	NA	NA	NA	NA	NA	N
Public Dissemination Timestamp	The timestamp that the last message was disseminated on the public ticker	Derived	Timestamp (yyyy-MM-dd HH:mm:ss.SSSS z)		N/A	Internal Compliance Field	(NOTE) This is not required for submission by the counterparties. This is a derived field that is used for compliance monitoring purposes.	N	<publicDisseminationTimestamp>	Y	N/A	N/A	N/A	N/A	NA	N
Recovery Price	The price specifies the recovery level to be applied on a default.	Optional	Number	N/A	N/A	901(c)(3) - primary trade info. - price	(c) Primary trade information. The reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (3) The price, including the currency in which the price is expressed and the amount(s) and currenc(ies) of any up-front payments.	Y	<recoveryPrice>	N	NA	NA	NA	NA	NA	N
Reference Entity Name	The name of the underlying security.	Required or Derived (Product Field)	Standard Data Value	N/A	N/A	901(c)(1)(i) - primary trade info. - reference issuer AND 901(c)(1) - primary trade info. - product ID and other information	(c) Primary trade information. The reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (1) The product ID, if available. If the security-based swap has no product ID, or if the product ID does not include the following information, the reporting side shall report: (i) Information that identifies the security-based swap, including the asset class of the security-based swap and the specific underlying reference asset(s), reference issuer(s), or reference index.	Y (or can be derived)	<referenceEntityName>	Y	NA	NA	NA	NA	NA	Y
Reference Entity Ticker	This is a defined term in the 2003 ISDA Credit Derivatives Definitions	Required or Derived (Product Field)	Standard Data Value		N/A	901(c)(1)(i) - primary trade info. - reference issuer AND product ID and other information	(c) Primary trade information. The reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (1) The product ID, if available. If the security-based swap has no product ID, or if the product ID does not include the following information, the reporting side shall report: (i) Information that identifies the security-based swap, including the asset class of the security-based swap and the specific underlying reference asset(s), reference issuer(s), or reference index.	Y (or can be derived)	<referenceEntityTicker>	Y	NA	NA	NA	NA	NA	Y
Reference Obligation	The ISIN or CUSIP of the obligations associated to the security.	Required	Standard Data Value	N/A	N/A	901(c)(1)(i) - primary trade info. - reference issuer	(c) Primary trade information. The reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (1) The product ID, if available. If the security-based swap has no product ID, or if the product ID does not include the following information, the reporting side shall report: (i) Information that identifies the security-based swap, including the asset class of the security-based swap and the specific underlying reference asset(s), reference issuer(s), or reference index.	Y	<referenceObligation>	Y	NA	NA	NA	NA	NA	N
Reference Price	Price of the security of a CDS on MBS/EMBS.	Optional	Number	N/A	N/A	901(d)(5) - secondary trade info. - any additional data elements in the SBS agreement	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (5) To the extent not provided pursuant to paragraph (c) of this section or other provisions of this paragraph (d), any additional data elements included in the agreement between the counterparties that are necessary for a person to determine the market value of the transaction;	Y	<referencePrice>	Y	NA	NA	NA	NA	NA	N
Rejected	An indication that the trade has been rejected by the clearing agency	Conditionally Required	Boolean	Required on Rejection messages only	Y or N	901(e)(ii) - reporting of lifecycle events - acceptance for clearing AND 902(c )(8)- Public dissimination exclude rejected trades	(e) Reporting of life cycle events; (1); (ii) Acceptance for clearing. A registered clearing agency shall report whether or not it has accepted a security-based swap for clearing.
AND
(8) Any information regarding a security-based swap that has been rejected from clearing or rejected by a prime broker if the original transaction report has not yet been publicly disseminated.
								Y	<Rejected>	N, logic to not tick	NA	NA	Required	NA	NA	N
Reporting Side	Indicator if the buyer (counterparty 1) or seller (counterparty 2) side is the reporting side.	Required	Standard Data Value	N/A	N/A	901(d)(1) - secondary trade info. - the counterparty ID of each counterparty	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (1) The counterparty ID or the execution agent ID of each counterparty, as applicable.	Y	<reportingSide>	N	NA	NA	NA	NA	NA	N
Reporting Side Missing UIC	An indication that the reporting side is missing UIC information on the trade	Derived	Standard Data Value	N/A	N/A	906(a) - other duties of participants - identifying missing UIC information	(a) Identifying missing UIC information. A registered security-based swap data repository shall identify any security-based swap reported to it for which the registered security-based swap data repository does not have the counterparty ID and (if applicable) the broker ID, branch ID, execution agent ID, trading desk ID, and trader ID of each direct counterparty. Once a day, the registered security-based swap data repository shall send a report to each participant of the registered security-based swap data repository or, if applicable, an execution agent, identifying, for each security-based swap to which that participant is a counterparty, the security-based swap(s) for which the registered security-based swap data repository lacks counterparty ID and (if applicable) broker ID, branch ID, execution agent ID, trading desk ID, and trader ID. A participant of a registered security-based swap data repository that receives such a report shall provide the missing information with respect to its side of each security-based swap referenced in the report to the registered security-based swap data repository within 24 hours.	N	<reportingSideMissingUIC>	N	NA	NA	NA	NA	NA	N
Restructuring	For single name CDS, the debt restructuring clause that would result in triggering a credit event (No Restructuring-N, Full/Old Restructuring-R, Modified-Modified Restructuring-MMR)	Required or Derived (Product Field)	Standard Data Value	N/A	N/A	901(c)(1) - primary trade info. - product ID	(c) Primary trade information. The reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (1) The product ID, if available. If the security-based swap has no product ID, or if the product ID does not include the following information, the reporting side shall report.	Y (or can be derived)	<restructuringType>	Y	NA	NA	NA	NA	NA	Y
SBSDR Product ID	The SB SDRs internal product ID	Required or Derived (Product Field)	Standard Data Value	N/A	N/A	901(c)(1) - primary trade info. - product ID	(c) Primary trade information. The reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (1) The product ID, if available. If the security-based swap has no product ID, or if the product ID does not include the following information, the reporting side shall report.	Y (or can be derived)	<productID>	Y	NA	NA	NA	NA	NA	Y
SBSDR Product Name	The SB SDRs internal product name	Derived	Standard Data Value	N/A	N/A	901(c)(1) - primary trade info. - product ID	(c) Primary trade information. The reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (1) The product ID, if available. If the security-based swap has no product ID, or if the product ID does not include the following information, the reporting side shall report.	N	<productName>	Y	NA	NA	NA	NA	NA	Y
SBSDR Status	An indication of the status of the trade reported	Derived	Standard Data Value	N/A	N/A	Internal Compliance Field	(NOTE) This is not required for submission by the counterparties. This is a derived field that is used for compliance monitoring purposes.	N	<SBSDRStatus>	N	NA	NA	NA	NA	NA	N
Scheduled Termination Date	The maturity, termination, or end date of the transaction.	Required or Derived (Product Field)	Date (yyyy-MM-dd)	N/A	Must be equal to or after Effective date	901(c)(1)(iii) - primary trade info. - scheduled termination date AND 901(c)(1) - primary trade info. - product ID and other information	(c) Primary trade information. The reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (1) The product ID, if available. If the security-based swap has no product ID, or if the product ID does not include the following information, the reporting side shall report: (iii) The scheduled termination date.	Y (or can be derived)	<scheduledTermination>	Y	NA	NA	NA	NA	NA	Y
Seniority	Indicates the level of debt referenced in the CDS contract. The specific ISIN is not referenced.	Required or Derived (Product Field)	Standard Data Value		N/A	901(c)(1) - primary trade info. - product ID	(c) Primary trade information. The reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (1) The product ID, if available. If the security-based swap has no product ID, or if the product ID does not include the following information, the reporting side shall report.	Y (or can be derived)	<seniority>	Y	NA	NA	NA	NA	NA	Y
Settlement Currency	The major currency of settlement.	Required	Standard Data Value	N/A	N/A	901(d)(8) - secondary trade info. - settlement terms	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (8) To the extent not provided pursuant to the other provisions of this paragraph (d), if the direct counterparties do not submit the security-based swap to clearing, a description of the settlement terms, including whether the security-based swap is cash-settled or physically settled, and the method for determining the settlement value.	Y	<settlementCurrency>	Y	NA	NA	NA	NA	NA	N
Settlement Method	If the trade settles physical or cash	Required	Standard Data Value	N/A	N/A	901(d)(8) - secondary trade info. - settlement terms, cash-settled or physically settled	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (8) To the extent not provided pursuant to the other provisions of this paragraph (d), if the direct counterparties do not submit the security-based swap to clearing, a description of the settlement terms, including whether the security-based swap is cash-settled or physically settled, and the method for determining the settlement value.	Y	<settlementMethod>	Y	NA	NA	NA	NA	NA	N
Submission Timestamp	Audit level timestamp indicating the time and date of the submission. This field tracks each individual submission message	Derived	Timestamp (yyyy-MM-dd HH:mm:ss.SSSS z)	N/A	N/A	901(f) - time stamping incoming information	(f) Time stamping incoming information. A registered security-based swap data repository shall time stamp, to the second, its receipt of any information submitted to it pursuant to paragraph (c), (d), (e), or (i) of this section.	N	<submissionTimestamp>	N	NA	NA	NA	NA	NA	N
Submitter ID	ID of the submitter	Required	Standard Data Value	N/A	N/A	907(a)(1) - policies and procedures of registered SBSDR - specific data elements of a SBS that must be reported as required by the SBSDR P&P	(a) General policies and procedures. With respect to the receipt, reporting, and dissemination of data pursuant to §§242.900 through 242.909, a registered security-based swap data repository shall establish and maintain written policies and procedures: (1) That enumerate the specific data elements of a security-based swap that must be reported, which shall include, at a minimum, the data elements specified in §242.901(c) and (d)	Y	<submitterID>	N	Required	Required	Required	Required	Required	N
Submitter ID Source	ID Source of the submitter	Required	Standard Data Value	N/A	N/A	907(a)(1) - policies and procedures of registered SBSDR - specific data elements of a SBS that must be reported as required by the SBSDR P&P	(a) General policies and procedures. With respect to the receipt, reporting, and dissemination of data pursuant to §§242.900 through 242.909, a registered security-based swap data repository shall establish and maintain written policies and procedures: (1) That enumerate the specific data elements of a security-based swap that must be reported, which shall include, at a minimum, the data elements specified in §242.901(c) and (d)	Y	<submitter type>	N	Required	Required	Required	Required	Required	N
Public Dissimination Exempt 902C Flag	Flag to exempt trade from public dissemination per Rule 902(c )	Required	Boolean	N/A	N/A	902(a) - general provision of the public dissemination requirements 902(c) - non-disseminated information	(a) General. Except as provided in paragraph (c) of this section, a registered security-based swap data repository shall publicly disseminate a transaction report of a security-based swap, or a life cycle event or adjustment due to a life cycle event, immediately upon receipt of information about the security-based swap, or upon re-opening following a period when the registered security-based swap data repository was closed. The transaction report shall consist of all the information reported pursuant to §242.901(c), plus any condition flags contemplated by the registered security-based swap data repository's policies and procedures that are required by §242.907.

							(c) Non-disseminated information.	Y	<publicDissiminationExempt902c>	N, logic to not tick	NA	NA	NA	NA	NA	N
Trade Date	The date on which the trade was executed.	Required	Date (yyyy-MM-dd)	N/A	Cannot be before Submission Time	901(c)(2) - primary trade info. - date, time, to second, of execution in UTC	(c) Primary trade information. The reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (2) The date and time, to the second, of execution, expressed using Coordinated Universal Time (UTC);	Y	<tradeDate>	Y	NA	NA	NA	NA	NA	N
Transaction ID	Unique transaction Identifier assigned to a swap.	Required	Free form text	N/A	USI Format	901(g) - assigning transaction ID	(g) Assigning transaction ID. A registered security-based swap data repository shall assign a transaction ID to each security-based swap, or establish or endorse a methodology for transaction IDs to be assigned by third parties.	Y	<transactionId>	N	Required	Required	Required	Required	Required	N
Underlying Fixed Rate Payer (Buyer)	If the Option Type is “Payer”, the Swaption Buyer. If the Option Type is “Receiver”, the Swaption Seller.	Conditionally Required	Standard Data Value	Required if option type is not null.	N/A	907(a)(1) - policies and procedures of registered SBSDR - specific data elements of a SBS that must be reported as required by the SBSDR P&P	(a) General policies and procedures. With respect to the receipt, reporting, and dissemination of data pursuant to §§242.900 through 242.909, a registered security-based swap data repository shall establish and maintain written policies and procedures: (1) That enumerate the specific data elements of a security-based swap that must be reported, which shall include, at a minimum, the data elements specified in §242.901(c) and (d)	Y	<underlyingFixedRatePayer>	N	NA	NA	NA	NA	NA	N
Underlying Float Rate Payer (Seller)	If the Option Type is “Payer”, the Swaption Seller. if the Option Type is “Receiver”, the Swaption Buyer.	Conditionally Required	Standard Data Value	Required if option type is not null.	N/A	907(a)(1) - policies and procedures of registered SBSDR - specific data elements of a SBS that must be reported as required by the SBSDR P&P	(a) General policies and procedures. With respect to the receipt, reporting, and dissemination of data pursuant to §§242.900 through 242.909, a registered security-based swap data repository shall establish and maintain written policies and procedures: (1) That enumerate the specific data elements of a security-based swap that must be reported, which shall include, at a minimum, the data elements specified in §242.901(c) and (d)	Y	<underlyingFloatRatePayer>	N	NA	NA	NA	NA	NA	N
Underlying Maturity Date	In the case of swaptions, the maturity date of the underlying swap	Conditionally Required	Date (yyyy-MM-dd)	Required if Contract Type = Swaption	N/A	901(d)(5) - secondary trade info. - any additional data elements in the SBS agreement	(d) Secondary trade information. In addition to the information required under paragraph (c) of this section, for each security-based swap for which it is the reporting side, the reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (5) To the extent not provided pursuant to paragraph (c) of this section or other provisions of this paragraph (d), any additional data elements included in the agreement between the counterparties that are necessary for a person to determine the market value of the transaction;	Y	<underlyingMaturityDate>	Y	NA	NA	NA	NA	NA	N
Upfront Payment Amount	A fixed payment amount paid by the initial amount payer, agreed at trade inception for index products.	Optional	Number	N/A	N/A	901(c)(3) - primary trade info. - terms of up-front payments	(c) Primary trade information. The reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (3) The price, including the currency in which the price is expressed and the amount(s) and currenc(ies) of any up-front payments.	Y	<upfrontPaymentAmount>	Y	NA	NA	NA	NA	NA	N
Upfront Payment Currency	The major currency for the 'Upfront Payment Amount'.	Conditionally Required	Standard Data Value	Required if Upfront Payment Amount is not null.	N/A	901(c)(3) - primary trade info. - terms of up-front payments	(c) Primary trade information. The reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (3) The price, including the currency in which the price is expressed and the amount(s) and currenc(ies) of any up-front payments.	Y	<upfrontPaymentCurrency>	Y	NA	NA	NA	NA	NA	N
Upfront Payment Date	Indicates the fee pay date of the index negotiated fee	Conditionally Required	Timestamp (yyyy-MM-dd HH:mm:ss.SSSS z)	Required if Upfront Payment Amount is not null.	N/A	901(c)(3) - primary trade info. - terms of up-front payments	(c) Primary trade information. The reporting side shall report the following information within the timeframe specified in paragraph (j) of this section: (3) The price, including the currency in which the price is expressed and the amount(s) and currenc(ies) of any up-front payments.	Y	<upfrontPaymentDate>	N	NA	NA	NA	NA	NA	N
Upfront Payment Payer ID	Indicates the fee payer of the index negotiated fee	Conditionally Required	Standard Data Value	Required if Upfront Payment Amount is not null.	N/A	907(a)(1) - policies and procedures of registered SBSDR - specific data elements of a SBS that must be reported as required by the SBSDR P&P	(a) General policies and procedures. With respect to the receipt, reporting, and dissemination of data pursuant to §§242.900 through 242.909, a registered security-based swap data repository shall establish and maintain written policies and procedures: (1) That enumerate the specific data elements of a security-based swap that must be reported, which shall include, at a minimum, the data elements specified in §242.901(c) and (d)	Y	<upfrontPaymentPayerId>	N	NA	NA	NA	NA	NA	N
Upfront Payment Payer ID Source	Indicates the ID Source of the fee payer of the index negotiated fee	Conditionally Required	Standard Data Value	Required if Upfront Payment Amount is not null.	N/A	907(a)(1) - policies and procedures of registered SBSDR - specific data elements of a SBS that must be reported as required by the SBSDR P&P	(a) General policies and procedures. With respect to the receipt, reporting, and dissemination of data pursuant to §§242.900 through 242.909, a registered security-based swap data repository shall establish and maintain written policies and procedures: (1) That enumerate the specific data elements of a security-based swap that must be reported, which shall include, at a minimum, the data elements specified in §242.901(c) and (d)	Y	<upfrontPaymentPayerIdType>	N	NA	NA	NA	NA	NA	N
Verification Status	A flag to indicate if the trade has been verified by the non-Reporting Side	Optional	Boolean	Applicable to verification messages	Y or N	907(a)(1) - policies and procedures of registered SBSDR - specific data elements of a SBS that must be reported as required by the SBSDR P&P	(a) General policies and procedures. With respect to the receipt, reporting, and dissemination of data pursuant to §§242.900 through 242.909, a registered security-based swap data repository shall establish and maintain written policies and procedures: (1) That enumerate the specific data elements of a security-based swap that must be reported, which shall include, at a minimum, the data elements specified in §242.901(c) and (d)	Y	<verificationStatus>	N	NA	NA	NA	NA	Required	N